PACIFIC SELECT VARIABLE ANNUITY	PROSPECTUS MAY 1, 2003
Pacific Select Variable Annuity is an individual flexible premium variable accumulation deferred annuity contract issued by Pacific Life Insurance Company.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its prospectus and its SAI. No one has the right to describe the Contract or the Pacific Select Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Investment in a Contract involves risk, including possible loss of principal.

This Prospectus provides information you should know before buying a Contract. It’s accompanied by a current Prospectus for the Pacific Select Fund, the Fund that provides the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by the Pacific Select Variable Annuity Separate Account of Pacific Life. Please read both Prospectuses carefully, and keep them for future reference.

Here’s a list of all the Investment Options available under your Contract:

VARIABLE INVESTMENT OPTIONS

Blue Chip

Aggressive Growth

Diversified Research

Small-Cap Equity

International Large-Cap

Short Duration Bond

I-Net TollkeeperSM

Financial Services

Health Sciences

Technology

Telecommunications

Growth LT

Focused 30

Mid-Cap Value

International Value

Capital Opportunities

Global Growth

Equity Index

Small-Cap Index

FIXED OPTION

Fixed

Multi-Strategy

Main Street® Core

    (formerly called Large-Cap Core)

Emerging Markets

Inflation Managed

Managed Bond

Small-Cap Value

Money Market

High Yield Bond

Equity Income

Research

Equity

Aggressive Equity

Large-Cap Value

Comstock

    (formerly called Strategic Value)

Real Estate

Mid-Cap Growth

You’ll find more information about the Contract and the Pacific Select Variable Annuity Separate Account in the SAI dated May 1, 2003. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find a table of contents for the SAI on page 56 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract, and the Statement of Additional Information for more detailed information.

Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any endorsement or supplement, prevail over what’s in this Prospectus.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Select Variable Annuity variable annuity contract, unless we state otherwise.

Pacific Select Variable Annuity Basics

An annuity contract may be appropriate if you’re looking for retirement income or you want to meet other long-term financial objectives.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.

Pacific Select Variable Annuity is an annuity contract between you and Pacific Life Insurance Company.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified Contract with “after-tax” dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or an individual retirement annuity or account (IRA), or form thereof.

Pacific Select Variable Annuity is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Premium Payments”) and how much you add each time.

Your Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it to us with instructions or to your registered representative for a refund. The amount refunded may be more or less than the premium payments you’ve made, depending on the state where you signed your application and the kind of Contract you buy.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

The Accumulation Phase The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase.

The accumulation phase begins on your Contract Date and continues until your Annuity Start Date. We call the accumulation phase the Accumulation Period. During the accumulation phase, you can put money in your Contract by making Investments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Premium Payments”)

Your initial Investments must be at least $5,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Investments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments “Premium Payments.”

You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance. You’ll find more about the Investment Options starting on page 9.

Investment Options

You can choose from 35 of the Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of the Pacific Select Fund. We’re the investment adviser for the Pacific Select Fund. We oversee the management of all the Fund’s Portfolios and manage two of the Portfolios directly. We’ve retained other managers to manage the other Portfolios. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose the Fixed Account Option that earns a guaranteed rate of interest of at least 4% annually.

We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the Accumulation Period depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.

You’ll find more about transfers and transfer limitations starting on page 24.

Transferring among Investment Options

You can transfer among Investment Options any time until your Annuity Start Date without paying any current income tax, subject to certain limitations. Transfers are limited to 25 for each calendar year. You can also make automatic transfers by enrolling in our dollar cost averaging or portfolio rebalancing programs. Some restrictions apply to transfers to and from the Fixed Account.

Withdrawals
You’ll find more about withdrawals starting on page 26.

You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but you may pay a withdrawal charge if you withdraw premium payments that are less than six years old. Some restrictions apply to making withdrawals from the Fixed Account.

In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you’re under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

The Income Phase You’ll find more about annuitization starting on page 35.

The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments. We call the income phase the Annuity Period.

You can choose to receive fixed annuity payments for life or for a specified period of years. You can choose monthly, quarterly, semiannual or annual payments. We’ll make the income payments to your designated payee. Income distributions are always taxed to the Owner.

The Death Benefit You’ll find more about the death benefit starting on page 39.

The Contract provides a death benefit upon the first death of an Owner or the death of the sole surviving Annuitant, which ever occurs first, during the Accumulation Period. Death benefit proceeds are payable when we receive proof of death and payment instructions. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

Optional Riders	Guaranteed Income Advantage (GIA) Rider

The Optional Guaranteed Protection

Advantage Rider is subject to availability.

Ask your registered representative about

its current status.

The optional Guaranteed Protection Advantage (GPA) Rider is only available if the Effective Date of the Rider is before April 1, 2003.

The Guaranteed Income Advantage Rider (GIA Rider) offers a guaranteed income advantage annuity option. You may buy the GIA Rider on the Contract Date or on any Contract Anniversary.

Guaranteed Protection Advantage (GPA) Rider

The optional Guaranteed Protection Advantage (GPA) Rider provides for an additional amount that may be added to your Contract Value when an asset allocation program, established and maintained by us for this Rider, is used for a 10-year period (the “Term”). The Term begins on the Effective Date of the Rider. Your entire Contract Value must be invested in an asset allocation program during the entire Term for the additional amount to be added to your Contract. The Guaranteed Protection Advantage Rider may not be available. Ask your registered representative about its current availability.

Guaranteed Protection Advantage 5 (GPA5) Rider

Subject to availability, the optional Guaranteed Protection Advantage 5 (GPA5) Rider is only available if the Effective Date of the Rider is on or after April 1, 2003. It allows for an additional amount that may be added to your Contract Value when an asset allocation program established and maintained by us for this Rider is used for a 10-year period (the “Term”).

The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider. If the Step-Up is elected, your 10-year Term would begin again as of the effective date of the Step-Up election, and may include an increase in the charges associated with the Rider. The Guaranteed Protection Advantage 5 Rider may not be available. Ask your registered representative about its current availability.

Income Access Rider

Subject to availability, the optional Income Access Rider gives you more flexible withdrawal capabilities prior to Annuitization and allows you to protect your principal when used with an asset allocation program established and maintained by us.

It also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider. The Income Access Rider may not be available. Ask your registered representative about its current availability.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY
Contract Transaction Expenses

The following describes the transaction fees and expenses that you will pay when owning your Contract. Expenses are fixed under the terms of your Contract. Premium taxes may also apply to your Contract. We generally charge premium taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

	• Maximum Withdrawal Charge, (as a percentage of Investments)	6.0%[1]
	• Transfer transaction fee (currently waived)	$10.00[2]
	• Administrative Charge (as a percentage of Accumulated Value)	0.15%[3]
	• Maintenance Fee (Annual Fee)	$30.00[4]

Periodic Contract Expenses (calculated as a percentage of Contract Value)

The following describes the fees and expenses that we will periodically deduct from your Contract. All charges are Annual Charges, although they may be deducted from your Contract on a monthly or daily basis.

	• Guaranteed Income Advantage (GIA) Rider Annual Charge (Optional Rider)	0.30%[5]
	• Guaranteed Protection Advantage (GPA) Rider Annual Charge (Guaranteed Protection Charge) (Optional Rider)	0.10%[6]
	• Guaranteed Protection Advantage 5 (GPA5) Rider Annual Charge (Guaranteed Protection Charge) (Optional Rider)	0.10%[7]
	• Income Access Annual Charge (Optional Rider)	0.30%[8]

Pacific Select Variable Annuity Separate Account Annual Expenses (as a percentage of the average daily Account Value)

The following describes the fees and expenses that we will periodically deduct proportionately from the assets of each Variable Investment Option. They are guaranteed not to increase under the terms of your Contract

	• Mortality and Expense Risk Charge [9]	1.25%

	• Total Pacific Select Variable Annuity Separate Account Annual Expenses	1.25%

[1]   The withdrawal charge may or may not apply or may be reduced under certain circumstances. See THE CONTRACT – Full and Partial Withdrawals, and CHARGES AND DEDUCTIONS.

[2]   The Transfer transaction fee is currently waived. In the future, we may charge a fee of up to $10 for any transfer over 12 that you make in a Contract Year. See THE CONTRACT – Transfers of Accumulated Value.

[3]   This charge is deducted on a monthly basis. The monthly rate is calculated by dividing the annual rate by 12. The Administrative Charge is equal to 0.12% annually for Contracts issued from applications we received before May 1, 1992. If the initial premium payment for any of these Contracts was $50,000 or more, the charge is reduced to 0.06% on an annual basis. In the future, we may increase the charge for these Contracts to 0.15% on an annual basis.

[4]   We deduct the Maintenance Fee on each Contract Anniversary up to your Annuity Start Date and when you make a full withdrawal or annuitize your Contract. The fee does not apply if the premium payments we receive for your Contract in the first Contract Year are $50,000 or more. See CHARGES and DEDUCTIONS.

[5]   If you buy the GIA Rider (subject to availability), an optional Rider, we deduct this charge on each Contract Anniversary and the Annuity Date, and when you make a full withdrawal, if the GIA Rider is in effect on that date, or when you terminate the GIA Rider.

[6]   If you buy the GPA Rider (subject to availability), an optional Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or Annuitization, this charge will be deducted on the effective date of termination. The GPA Rider is only available if the Effective Date of the Rider is before April 1, 2003.

[7]   If you buy the GPA5 Rider (subject to availability), an optional Rider, we deduct this charge from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or Annuitization, this charge will be deducted on the effective date of termination. This charge may change if you elect the optional Step-Up available under the Rider.

[8]   If you buy the Income Access Rider (subject to availability), an optional Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or Annuitization, this charge will be deducted on the effective date of termination. This charge may change if you elect the optional Step-Up available under the Rider.

[9]   This is an annual rate and assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

Pacific Select Fund Annual Operating Expenses (You will find more about the Pacific Select Fund starting on page 9, and in the Fund’s Prospectus which accompanies this Prospectus.)

The following describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own your Contract. This table shows the range (minimum and maximum) of fees and expenses charged by any of the Portfolios, expressed as a percentage of average daily nets assets, for the year ended December 31, 2002.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may very from year to year. These fees and expenses are described in the Fund’s Prospectus.

	Total Annual Pacific Select Fund Operating Expenses[1]	Minimum	Maximum

	(expenses that are deducted from the Fund’s assets, including advisory fees, 12b-1 fees, and other expenses)	0.29%	1.74%

[1]  Maximum total adjusted net expenses for any Portfolio, after adviser’s reimbursement, and deduction of an offset for custodian credits and 12b-1 recapture plan, was 1.64% of average daily net assets.

   To help limit Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the Fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2004.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. These costs include Contract transaction expenses, the maximum periodic Contract expenses (including the optional combination of Riders whose cumulative expenses totaled more than any other optional combination), Separate Account annual expenses, and Portfolio fees and expenses for the year ended December 31, 2002. Premium taxes and/or other taxes may also be applicable.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Investment has a 5% return each year and assumes the minimum and maximum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your minimum and maximum costs would be:

	• If you surrendered your Contract:

	Minimum* 1 Year	3 Years	5 Years	10 Years
	$712	$982	$1,187	$1,994

	Maximum* 1 Year	3 Years	5 Years	10 Years
	$968	$1,744	$2,443	$4,424

	• If you annuitized your Contract:

	Minimum* 1 Year	3 Years	5 Years	10 Years
	$712	$532	$917	$1,994

	Maximum* 1 Year	3 Years	5 Years	10 Years
	$968	$1,294	$2,173	$4,424

	• If you did not surrender, nor annuitize, but left the money in your Contract:

	Minimum* 1 Year	3 Years	5 Years	10 Years
	$172	$532	$917	$1,994

	Maximum* 1 Year	3 Years	5 Years	10 Years
	$428	$1,294	$2,173	$4,424

* In calculating the examples above, we used the minimum and maximum net operating expenses of all the Portfolios for the 1 year period and the minimum and maximum total operating expenses for the 3, 5 and 10 year periods as shown in the Fees And Expenses Paid By The Fund section of the Fund’s Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see the Fund’s Prospectus.

YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options and the Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives. Blue chip companies are large and mid-sized companies which the manager believes have high quality management and/or products.	A I M Capital Management, Inc.
Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium-sized growth companies.	A I M Capital Management, Inc.
Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Capital Guardian Trust Company
Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies.	Capital Guardian Trust Company
International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	Capital Guardian Trust Company
Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average duration not to exceed 3 years.	Goldman Sachs Asset Management
I-Net TollkeeperSM	Long-term growth of capital.	Equity securities of companies which use, support, or relate directly or indirectly to use of the Internet. Such companies include those in the media, telecommunications, and technology sectors.	Goldman Sachs Asset Management
Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives). Such companies include banks, insurance companies, brokerage firms and other finance-related firms.	INVESCO Funds Group, Inc.
Health Sciences	Long-term growth of capital.

Equity securities in the health sciences sector (including derivatives). Such companies include medical equipment or supplies, pharmaceuticals, health care facilities and other health sciences-related firms.

INVESCO Funds Group, Inc.
Technology	Long-term growth of capital.

Equity securities in the technology sector (including derivatives). Such companies include hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.

INVESCO Funds Group, Inc.
Telecommunications	Long-term growth of capital. (Current income is of secondary importance.)

Equity securities in the telecommunications sector (including derivatives). Such companies include telephone service or equipment, wireless or satellite communications, television and movie programming, broadcasting and Internet access companies.

INVESCO Funds Group, Inc.
Growth LT	Long-term growth of capital consistent with the preservation of capital.	Equity securities of a large number of companies of any size.	Janus Capital Management LLC
Focused 30	Long-term growth of capital.	U.S. or foreign equity securities selected for their growth potential.	Janus Capital Management LLC
Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management
International Value	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.	Equity securities of relatively large companies located in developed countries outside of the U.S.	Lazard Asset Management
Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management
Global Growth	Long-term growth of capital.	Equity securities of any size located within and outside of the U.S.	MFS Investment Management

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).	Mercury Advisors
Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors
Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.
Main Street® Core (formerly called Large-Cap Core)	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.
Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.
Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC
Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC
Small-Cap Value	Long-term growth of capital.	Equity securities of small companies.	PIMCO Advisors-NFJ
Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life
High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life
Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies with a focus on income-producing securities believed to be undervalued by the market.	Putnam Investment Management, LLC
Research	Long-term growth of capital.	Equity securities of large U.S. companies with potential for capital appreciation.	Putnam Investment Management, LLC
Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of large U.S. growth-oriented companies.	Putnam Investment Management, LLC
Aggressive Equity	Capital appreciation.	Equity securities of small and medium-sized companies.	Putnam Investment Management, LLC
Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies.	Salomon Brothers Asset Management Inc
Comstock (formerly called Strategic Value)	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.	Van Kampen
Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs).	Van Kampen
Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

PACIFIC LIFE, THE SEPARATE ACCOUNT,

AND THE INVESTMENT ADVISER

Pacific Life Insurance Company

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, group employee benefits, broker-dealer operations, and investment advisory services. At the end of 2002, we had over $135 billion of individual life insurance in force and total admitted assets of approximately $51.3 billion. We are ranked the 15th largest life insurance carrier in the U.S. in terms of 2002 admitted assets.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company.

We are a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

The principal underwriter for the Contracts is Pacific Select Distributors, Inc. (PSD). PSD is registered as a broker-dealer with the SEC and is a subsidiary of ours. PSD is located at 700 Newport Center Drive, Newport Beach, California, 92660.

We may provide you with reports of our ratings both as an insurance company and as to our financial strength with respect to our General Account assets.

Separate Account

The Separate Account was established by us on November 30, 1989, under procedures established under California law. The income, gains, or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to our other income, gains, or losses. Assets in the Separate Account attributable to the reserves and other liabilities under the Contracts are not chargeable with liabilities arising from any other business that we conduct. We own the assets in the Separate Account and are required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. We may transfer to our General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of ours. We may invest our own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

The Separate Account is divided into Variable Accounts. Each Variable Account invests exclusively in shares of a specific Portfolio of the Fund. We may in the future establish additional Variable Accounts of the Separate Account, which may invest in other Portfolios or in other securities, mutual funds, or investment vehicles.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of us.

The Investment Adviser

We are the Investment Adviser to the Fund. We and the Fund have engaged other firms to serve as Portfolio Managers, supervised by us, for 33 of the Portfolios.

FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

This information in the table for the period ended December 31, 2002, is included in the financial statements of Pacific Select Variable Annuity Separate Account which have been audited by Deloitte & Touche LLP, independent auditors. You should read the table in conjunction with the financial statements for Pacific Select Variable Annuity Separate Account, which are included in its annual report dated as of December 31, 2002.

SELECTED ACCUMULATION UNIT* INFORMATION

Selected accumulation unit information as of the year ended December 31st for each period:

Variable Account	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993	1992	1991	1990

Accumulation Unit Value at Beginning of Period

Blue Chip1	8.04	10.00
Aggressive Growth1	7.92	10.00
Diversified Research2	10.46	10.89	10.00
Small-Cap Equity3	34.15	35.48	46.31	31.78	31.34	24.36	19.95	16.07	18.18	15.10	12.68	9.11	10.00
International Large-Cap2	6.25	7.75	10.00
I-Net TollkeeperSM4	4.39	6.73	10.00
Financial Services1	9.16	10.00
Health Sciences1	9.12	10.00
Technology1	5.83	10.00
Telecommunications1	5.26	10.00
Growth LT5	31.71	45.59	58.95	30.13	19.27	17.59	15.11	11.19	10.00
Focused 306	7.05	8.23	10.00
Mid-Cap Value7	14.35	12.83	10.40	10.00
International Value3	13.89	18.00	20.58	16.96	16.27	15.07	12.52	11.47	11.27	8.77	9.85	9.02	10.00
Capital Opportunities1	8.34	10.00
Global Growth1	8.40	10.00
Equity Index8	32.83	37.84	42.24	35.47	27.96	21.29	17.62	13.03	13.06	12.09	11.44	10.00
Small-Cap Index7	11.28	11.23	11.79	10.00
Multi-Strategy9	27.82	28.50	28.64	27.10	23.22	19.65	17.68	14.29	14.69	13.62	13.06	10.63	10.00
Main Street® Core (formerly called Large-Cap Core)3	31.22	34.69	37.65	33.66	27.45	21.61	18.32	14.09	14.31	13.38	12.85	9.88	10.00
Emerging Markets10	5.84	6.48	10.20	6.73	9.31	9.59	10.00
Inflation Managed11	20.48	19.89	18.01	18.60	17.24	15.94	15.68	13.37	14.26	13.03	12.27	10.61	10.00
Managed Bond12	21.96	20.72	18.81	19.42	18.00	16.58	16.11	13.70	14.51	13.15	12.25	10.56	10.00
Money Market13	14.81	14.44	13.77	13.28	12.77	12.29	11.84	11.36	11.08	10.94	10.73	10.27	10.00
High Yield Bond3	21.88	21.86	22.99	22.62	22.35	20.68	18.82	16.03	16.16	13.86	11.82	9.58	10.00
Equity Income[14]	10.00
Research[14]	10.00
Equity15	18.15	23.50	31.79	23.24	18.06	15.47	12.24	10.00
Aggressive Equity10	9.82	12.01	15.41	12.25	10.95	10.69	10.00
Large-Cap Value7	11.93	12.54	11.01	10.00
Comstock (formerly called Strategic Value)[6]	8.68	9.75	10.00
Real Estate[7]	13.85	12.92	9.85	10.00
Mid-Cap Growth1	8.02	10.00

Accumulation Unit Value at End of Period

Blue Chip[1]	5.88	8.04
Aggressive Growth[1]	6.08	7.92
Diversified Research[2]	7.83	10.46	10.89
Small-Cap Equity[3]	25.77	34.15	35.48	46.31	31.78	31.34	24.36	19.95	16.07	18.18	15.10	12.68	9.11
International Large-Cap[2]	5.09	6.25	7.75
I-Net TollkeeperSM4	2.66	4.39	6.73
Financial Services[1]	7.72	9.16
Health Sciences[1]	6.91	9.12
Technology[1]	3.09	5.83
Telecommunications[1]	2.75	5.26
Growth LT5	22.24	31.71	45.59	58.95	30.13	19.27	17.59	15.11	11.19
Focused 30[6]	4.91	7.05	8.23
Mid-Cap Value[7]	12.12	14.35	12.83	10.40
International Value[3]	11.81	13.89	18.00	20.58	16.96	16.27	15.07	12.52	11.47	11.27	8.77	9.85	9.02
Capital Opportunities[1]	6.03	8.34
Global Growth[1]	6.68	8.40
Equity Index[8]	25.18	32.83	37.84	42.24	35.47	27.96	21.29	17.62	13.03	13.06	12.09	11.44
Small-Cap Index[7]	8.78	11.28	11.23	11.79
Multi-Strategy[9]	23.89	27.82	28.50	28.64	27.10	23.22	19.65	17.68	14.29	14.69	13.62	13.06	10.63
Main Street® Core (formerly called Large-Cap Core)[3]	22.07	31.22	34.69	37.65	36.66	27.45	21.61	18.32	14.09	14.31	13.38	12.85	9.88
Emerging Markets[10]	5.59	5.84	6.48	10.20	6.73	9.31	9.59
Inflation Managed[11]	23.36	20.48	19.89	18.01	18.60	17.24	15.94	15.68	13.37	14.26	13.03	12.27	10.61
Managed Bond[12]	24.06	21.96	20.72	18.81	19.42	18.00	16.58	16.11	13.70	14.51	13.15	12.25	10.56
Money Market[13]	14.83	14.81	14.44	13.77	13.28	12.77	12.29	11.84	11.36	11.08	10.94	10.73	10.27
High Yield Bond[3]	20.96	21.88	21.86	22.99	22.62	22.35	20.68	18.82	16.03	16.16	13.86	11.82	9.58
Equity Income[14]	8.54
Research[14]	7.79
Equity[15]	13.17	18.15	23.50	31.79	23.24	18.06	15.47	12.24
Aggressive Equity[10]	7.26	9.82	12.01	15.41	12.25	10.95	10.69
Large-Cap Value[7]	9.07	11.93	12.54	11.01
Comstock (formerly called Strategic Value)[6]	6.67	8.68	9.75
Real Estate[7]	13.63	13.85	12.92	9.85
Mid-Cap Growth[1]	4.19	8.02

Variable Account	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993	1992	1991	1990

Outstanding Shares at End of Period

Blue Chip[1]	12,794,576	13,611,930
Aggressive Growth[1]	527,332	2,268,467
Diversified Research[2]	2,866,659	2,773,119	2,341,252
Small-Cap Equity[3]	1,055,078	1,403,861	1,871,933	930,230	790,323	1,072,376	1,217,042	1,431,985	1,684,966	1,951,727	744,468	232,180	41,227
International Large-Cap[2]	12,292,762	15,304,319	11,607,071
I-Net TollkeeperSM4	1,675,888	2,089,045	3,002,499
Financial Services[1]	628,358	823,451
Health Sciences[1]	870,570	1,126,834
Technology[1]	1,149,444	1,054,641
Telecommunications[1]	520,588	322,367
Growth LT5	13,242,258	17,994,286	23,385,761	25,077,684	25,453,009	25,269,203	18,364,396	9,411,999	3,169,124
Focused 30[6]	754,441	1,267,953	1,355,586
Mid-Cap Value[7]	6,501,783	9,519,914	6,398,398	2,807,437
International Value[3]	17,184,202	22,426,166	30,546,006	35,706,570	35,347,056	33,155,306	21,638,113	9,523,524	3,744,811	1,397,587	442,951	173,609	25,363
Capital Opportunities[1]	3,127,234	3,693,166
Global Growth[1]	316,264	328,537
Equity Index[8]	10,053,324	13,363,360	19,239,348	20,740,677	21,758,653	20,127,373	11,570,124	4,142,024	765,184	554,737	291,497	132,256
Small-Cap Index[7]	4,035,481	2,361,793	2,460,123	2,309,897
Multi-Strategy[9]	4,399,716	5,985,636	7,178,463	8,975,844	10,327,173	8,424,713	5,736,463	3,112,558	1,848,366	1,288,197	737,841	276,429	7,594
Main Street® Core (formerly called Large-Cap Core)[3]	8,390,555	11,756,550	18,931,253	20,917,655	22,451,064	21,208,366	13,975,807	7,116,753	2,165,096	1,337,697	748,646	255,940	30,402
Emerging Markets[10]	5,080,084	7,233,057	8,517,382	9,447,024	10,031,439	8,096,690	3,004,491
Inflation Managed[11]	8,405,588	5,619,239	8,186,515	8,718,907	6,164,020	5,756,107	4,989,942	3,144,652	1,085,199	1,168,824	668,500	264,937	14,888
Managed Bond[12]	15,775,303	22,535,629	21,204,577	20,261,803	21,143,468	17,140,870	9,789,438	4,110,672	1,972,516	1,653,806	608,417	159,134	9,725
Money Market[13]	11,037,212	14,945,680	15,034,961	19,529,634	14,031,831	14,071,168	10,826,212	5,268,194	3,822,842	1,329,477	841,839	596,386	290,145
High Yield Bond[3]	4,608,773	5,987,487	7,104,002	9,042,829	10,599,470	10,646,620	7,031,597	3,499,795	915,875	579,127	204,530	28,473	5,555
Equity Income[14]	1,642,668
Research[14]	253,435
Equity[15]	5,374,870	7,872,674	11,731,131	12,348,302	12,842,016	11,810,163	7,078,169	2,377,743
Aggressive Equity[10]	5,437,137	6,092,175	9,422,973	11,118,066	10,535,854	8,602,223	3,457,578
Large-Cap Value[7]	12,940,961	15,232,214	4,455,808	3,194,845
Comstock (formerly called Strategic Value)[6]	992,013	1,409,565	1,116,642
Real Estate[7]	2,639,881	2,922,345	3,056,220	1,722,077
Mid-Cap Growth[1]	2,180,363	1,504,437

*	Accumulation Unit: unit of measure used to calculate the value of a Contract Owner’s interest in a Variable Account during the Accumulation Period.

The Short Duration Bond and Small-Cap Value Subaccounts began operations on May 1, 2003 and are not included in the Financial Highlights.

Date Variable Account began operations:	(1)	01/02/02	(2)	01/03/00	(3)	08/16/90	(4)	05/01/00	(5)	01/04/94	(6)	10/02/00	(7)	01/04/99	(8)	02/11/91
	(9)	09/25/90	(10)	04/01/96	(11)	08/22/90	(12)	09/05/90	(13)	07/24/90	(14)	01/02/02	(15)	01/01/95

THE CONTRACT

General

To the extent that all or a portion of Investments are allocated to the Variable Accounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than us. Upon the maturity of a Contract, the Contract provides several fixed Annuity Options under which we will pay specified periodic annuity payments beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Variable Accounts to which premiums have been allocated.

The Contract is available for purchase as a non-tax qualified retirement plan by an individual. The Contract is also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Sections 401, 408 and 408A of the Internal Revenue Code. Certain Federal tax advantages are currently available to retirement plans that qualify as

•	self-employed individuals’ retirement plans under Section 401, such as HR-10 or Keogh plans,

•	pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401,

•	individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan under Section 408,

•	Section 403(b) Tax-Sheltered Annuities, and

•	Section 457 plans.

Joint Owners are permitted on a Contract issued pursuant to a Non-Qualified Plan.

Application for a Contract

Any person wishing to purchase a Contract may submit an application and an initial Investment to us, as well as any other form or information that we may require. We reserve the right to reject an application or Investment for any reason, subject to our underwriting standards and guidelines and any applicable state or Federal law relating to nondiscrimination.

The maximum Age of an Annuitant for which a Contract will be issued is 85. The Annuitant’s Age is calculated as of his or her nearest birthday. If there are Joint Annuitants, the maximum issue Age will be determined by reference to the younger Annuitant. If any Contract Owner or any sole Annuitant named in the application for a Contract dies before we issue a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void. A refund will be returned to the applicant/Owner or the applicant/Owner’s estate. Depending on the state where your application was signed, the amount of the refund may be more or less than the initial Investment received, or any other Investment we receive in connection with an exchange or transfer. In most states, the refund will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, in proper form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or other taxes, and minus the Contract Value attributable to any additional amount as described in CHARGES, FEES AND DEDUCTION—Waivers and Reduced Charges section in this Prospectus.

Purchasing the Guaranteed Income Advantage (GIA) Rider (Optional)

You may purchase the GIA Rider (subject to state availability) on the Contract Date or on any Contract Anniversary. You may purchase the GIA Rider only if the age of each Annuitant is 80 years or younger on the date the GIA Rider is purchased. The GIA Rider will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the terms of the Contract,

•	the Annuity Date, or

•	termination of the GIA Rider.

You may terminate the GIA Rider on the fifth Contract Anniversary or on any later Contract Anniversary.

If you buy the GIA Rider within 30 days after the Contract Date or Contract Anniversary, we will make the effective date of the GIA Rider coincide with that Contract Date or Contract Anniversary.

Purchasing the Guaranteed Protection Advantage (GPA) Rider (Optional)

You may purchase the optional Guaranteed Protection Advantage Rider (subject to availability) on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 80 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years prior to your selected Annuity Date, and

•	you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

If you purchase the GPA Rider (including any and all previous, current, and future versions), there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

If you purchase the Guaranteed Protection Advantage Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Contract Value at the start of the Term,

(b)	is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during the Term,

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, to the Contract Value immediately prior to the withdrawal.

Number of Years Since Beginning of Term	Percentage of Purchase Payment Added to Guaranteed Protection Amount

1 through 4	100%
5	90%
6	85%
7	80%
8 through 10	75%

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Guaranteed Protection Advantage Rider before the payment of any annuity or death benefits, or full withdrawal.

No additional amount will be made if the Contract Value on the last day of the term is greater than or equal to the Guaranteed Protection Amount.

On or before the end of the Term, you can elect to repurchase the Rider subject to its availability and the then current terms and conditions of the Rider provided:

•	all Annuitant(s) are 80 years or younger at the start of the new Term, and

•	the new Term does not extend beyond your selected Annuity Date.

If you do not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term.

The Guaranteed Protection Advantage Rider will remain in effect until the earlier of:

•	the end of a Term, or

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue until the end of the Term. Subject to the terms of the Rider, the surviving spouse may repurchase the Rider for another Term at the then current terms and conditions of the Rider, provided the surviving spouse is age 80 or younger at the start of the new Term and the new Term does not extend beyond the selected Annuity Date. If the surviving spouse does not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term.

The Guaranteed Protection Advantage Rider is only available if the Effective Date of the Rider is before April 1, 2003. The Guaranteed Protection Advantage Rider may also be called the GPA Rider in some materials you may receive from us.

Purchasing the Guaranteed Protection Advantage 5 (GPA5) Rider (Optional)

Subject to availability, you may purchase the optional Guaranteed Protection Advantage 5 (GPA5) Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years prior to your selected Annuity Date, and

•	you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

If you purchase the GPA5 Rider (including any and all previous, current, and future versions), there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

If you purchase the Guaranteed Protection Advantage 5 Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the ‘‘Term’’) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the ‘‘Guaranteed Protection Amount’’). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Contract Value at the start of the Term,

(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes and or/other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Guaranteed Protection Advantage 5 Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than the Guaranteed Protection Amount.

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for the Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

Optional Step-Up in the Guaranteed Protection Amount

After the 5th anniversary of the Effective Date of the Rider, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

•	your election of a Step-Up must be received, in a form satisfactory to us, at our Service Center within 30 days after the Contract Anniversary on which the Step-Up is effective,

•	the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

•	a new 10-year Term will begin as of the Step-Up Date, and

•	you may not elect another Step-Up until on or after the 5th anniversary of the latest Step-Up Date.

The Guaranteed Protection Charge may change if you elect a Step-Up, but it will never be more than the Guaranteed Protection Charge being charged under the then current terms and conditions of the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the lifetime of the Rider, your Guaranteed Protection Charge will remain the same as it was on the Effective Date of the Rider.

Purchasing the Income Access Rider (Optional)

Subject to availability, you may purchase the optional Income Access Rider on the Contract Date or on any Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase, and

•	your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

If you purchase the Income Access Rider (including any and all previous, current, and future versions), there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

If you purchase the Income Access Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary.

The Rider allows for withdrawals, including withdrawal charges, premium taxes and/or other taxes, from the Contract of up to 7% each Contract Year (the “Protected Payment Amount”) of the Protected Payment Base until the amount available for withdrawals under the Rider (the “Remaining Protected Balance”) equals zero. Under the terms and conditions of your Contract, you may withdraw more than 7% of your Contract Value each Contract Year. However, only the amount of up to 7% of the withdrawals you make is considered the Protected Payment Amount.

Withdrawals of more than 7% of the Protected Payment Base in a Contract Year will cause an adjustment to the Protected Payment Amount, the Protected Payment Base, and the Remaining Protected Balance.

The initial Protected Payment Base and the Remaining Protected Balance are equal to:

•	your initial Purchase Payment if the Effective Date of the Rider is on a Contract Date, or

•	the Contract Value if the Effective Date of the Rider is on a Contract Anniversary.

The Protected Payment Base and the Remaining Protected Balance will remain the same unless:

•	additional Purchase Payments are received during the Contract Year, or

•	the total amount of withdrawals, including withdrawal charges, premium taxes and/or other taxes, during the Contract Year is more than the Protect Payment Amount.

If additional Purchase Payments are made to the Contract during the Contract Year, we will increase the Protected Payment Base and Remaining Protected Balance, as of the date of the most recent adjustment, by the amount of the total Purchase Payments made during the Contract Year on the next Contract Anniversary. The Protected Payment Amount will be reset to 7% of the new Protected Payment Base.

If a withdrawal causes the total amount withdrawn including withdrawal charges, premium taxes and/or other taxes, during the Contract Year to be more than the Protected Payment Amount, we will reset the Protected

Payment Base, Remaining Protected Balance, and the Protected Payment Amount on the next Contract Anniversary as follows:

•	the Protected Payment Base, determined as of the date of the most recent adjustment, will be reduced by the withdrawal, and each subsequent withdrawal including withdrawal charges, premium taxes and/or other taxes made thereafter, that is more than the Protected Payment Amount during the previous Contract Year. If, immediately after a withdrawal, the Contract Value is less than the Protected Payment Base, the Protected Payment Base will be reset to the Contract Value after the withdrawal,

•	the Remaining Protected Balance, determined as of the date of the most recent adjustment, will be reduced by the withdrawal, and each subsequent withdrawal including withdrawal charges, premium taxes and/or other taxes made thereafter, that is more than the Protected Payment Amount during the previous Contract Year. If, immediately after a withdrawal, the Contract Value is less than the Remaining Protected Balance, the Remaining Protected Balance will be reset to the Contract Value after the withdrawal, and

•	the Protected Payment Amount, determined as of the date of the most recent adjustment, will be reset to 7% of the new Protected Payment Base.

The new Protected Payment Amount and Protected Payment Base will remain unchanged, unless subsequent Purchase Payments are made after the adjustments to the Protected Payment Base and Remaining Protected Balance as described above, and the total amount withdrawn during each Contract Year is more than the new Protected Payment Amount.

During a Contract Year, if the Contract Value is zero, withdrawals will be limited to up to the Protected Payment Amount, until the Remaining Protected Balance is zero. In this event, the following will apply:

•	withdrawals will be paid under a series of pre-authorized payments as elected by you,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide an Annuity Option, and

•	the Contract will cease to provide any death benefit.

Amounts withdrawn under the Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, charges, and restrictions as withdrawals otherwise made under the Contract.

Withdrawals can be taken in a lump sum, multiple withdrawals, or as a series of pre-authorized payments during the Contract Year. Any portion of the Protected Payment Amount not withdrawn during the Contract Year will not be carried over to the next Contract Year.

If the Owner dies while the Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the Rider will continue, unless otherwise terminated.

The Rider will automatically terminate on the earliest of the dates indicated below:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the day the Remaining Protected Balance is zero,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated according to the provisions of the Contract or,

•	the Annuity Date.

The entire Income Access Charge for the prior Contract Year will be deducted from the Contract Value on the Contract Anniversary on which the Rider terminates.

Optional Step Up in the Remaining Protected Balance

After the 5th anniversary of the Effective Date of the Rider and before the Annuity Date, you may elect to increase (“Step-Up”) the Remaining Protected Balance.

If you elect the optional Step-Up, the following conditions will apply:

•	your request for a Step-Up must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective,

•	the Step-Up in the Remaining Protected Balance may only be requested if the Contract Value on the Step-Up Date is more than the Remaining Protected Balance,

•	the Remaining Protected Balance and Protected Payment Base will be reset to be the Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

•	the Protected Payment Amount will be reset on the Step-Up Date to 7% of the adjusted Protected Payment Base,

•	another Step-Up may not be requested until on or after the 5th anniversary of the last Step-Up Date, and

•	the new Protected Payment Amount and new Protected Payment Base will remain unchanged, unless subsequent Purchase Payments are made after the Step-Up Date, and the total amount of withdrawals, including withdrawal charges, premium taxes and/or other taxes, during each Contract Year exceeds the new Protected Payment Amount.

We will provide you with written confirmation of your Step-Up election.

Investments

The minimum initial Investment for the purchase of a Contract is $5,000 in connection with a Non-Qualified Plan and $2,000 in connection with a Qualified Plan. Thereafter, the Contract Owner may choose the amount and frequency of Investments, except that the minimum subsequent Investment is $250 for both Non-Qualified and Qualified Plans, except for individual retirement annuities and simplified employee pension plans, in which case it is $50. No minimum initial or subsequent Investment requirements will apply to a Contract purchased in connection with the Texas Optional Retirement Program. We may reduce the minimum Investment requirements under certain circumstances, such as for group or sponsored arrangements. We also call each Investment you make a Premium Payment.

Any Investment that results in total Investments paid under a Contract exceeding $1,000,000 will not be accepted without our prior approval. No Investment or transfer can be allocated to the Fixed Account without our prior approval if, immediately after the Investment or transfer, the Accumulated Value in the Fixed Account would be $250,000 or more.

An initial Investment will be applied not later than the end of the second Valuation Date after the Valuation Date it is received by us if the Investment is preceded or accompanied by sufficient information necessary to establish an account and properly credit such Investment. If we do not receive sufficient information, we will notify the applicant that we do not have the necessary information to issue a Contract. If the necessary information is not provided to us within five Valuation Dates after the Valuation Date on which we first receive the initial Investment (or, if sooner, other period required by law), or if we determine we cannot otherwise issue the Contract, we will return the initial Investment to the applicant unless the applicant consents to our retaining the Investment until the requested information has been provided.

Subsequent Investments will be credited as of the end of the Valuation Period in which they are received by us. Investments after the initial Investment may be made at any time prior to the Annuity Start Date, so long as the

Annuitant is living. Subsequent Investments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Investments may be paid monthly via electronic funds transfer under the Uni-Check plan where you authorize us to withdraw Investments from your checking account each month. The minimum initial Investment can be met by payment under the Uni-Check plan.

Forms of Investment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

•	personal check or cashier’s check drawn on a U.S. bank,

•	money orders and traveler’s checks in single denominations of $10,000 or more if they originate in a U.S. bank,

•	third party check when there is a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate in U.S. banks.

We will not accept Investments in the following forms:

•	cash,

•	credit card or check drawn against a credit card account,

•	money orders or traveler’s checks in single denominations of less than $10,000,

•	cashier’s check, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

•	third party check if there is not a clear connection of the third party to the underlying transaction, and

•	wires that originate from foreign bank accounts.

All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. PL reserves the right to reject or accept any form of payment. If you make Investments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Allocation of Investments

In an application for a Contract, you select the Investment Options to which Investments will be allocated. During the Free Look period, except as indicated below, Investments will be allocated according to your instructions contained in the application (or more recent instructions received, if any). If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. If your initial Investment is received from multiple sources we will consider them all your initial Investment.

A Contract Owner may change the Investment allocation instructions by submitting a proper written request to us. Changes in Investment allocation instructions may be made by telephone or, to the extent available, electronically provided an authorization for such requests is on file with us. A proper change in allocation instructions will be effective upon receipt by us and will continue in effect until subsequently changed. See ADDITIONAL INFORMATION—Inquiries and Submitting Forms and Requests. Changes in the allocation of future Investments have no effect on the existing Accumulated Value. Such Accumulated Value, however, may be transferred among the Investment Options in the manner described in THE CONTRACT—Transfers of Accumulated Value.

Portfolio Optimization

Portfolio Optimization is an asset allocation service we offer for use within this variable annuity. Asset allocation is the distribution of investments among asset classes and involves decisions about which asset classes should be selected and how much of the total contract value should be allocated to each asset class. The theory of Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long-term.

Pacific Life and Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed 5 model portfolios, each comprised of a carefully selected combination of Pacific Select Fund Portfolios. Portfolio Optimization is a two-step process. First, Ibbotson performs an optimization analysis to determine the break down of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization”. Next, after the asset class exposures are known, Ibbotson determines how each Investment Option (underlying Portfolio) can be used to implement the asset class level allocations. The Portfolios are selected by evaluating the asset classes represented by the Portfolios and combining Portfolios to arrive at the desired asset class exposures. The Portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Portfolios are selected in a way intended to optimize returns for each model, given a particular level of risk tolerance.

If you select a Portfolio Optimization model, your initial Purchase Payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Investment Options according to the model you select. Subsequent Purchase Payments, if allowed under your Contract, will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Contract Value quarterly, semi-annually, or annually, to maintain the asset allocation given in your Portfolio Optimization model. If you also allocate part of your Purchase Payment or Contract Value outside the model, rebalancing is only permitted within the model.

Generally on an annual basis, Pacific Life and Ibbotson Associates evaluate all the Portfolio Optimization models. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis. If your Contract was purchased through Smith Barney, now known as Citigroup Global Markets Inc. or through Citicorp Investment Services (Citicorp), you must contact your registered representative if you want to move to a new model portfolio after the annual analysis. For all other Contracts Owners, we will automatically update your model to the new version. This means your allocations, and potentially the underlying investment options, will automatically change and your account value will be automatically rebalanced among the Investment Options in your model each year (independently of any automatic rebalancing you may have selected).

You may change your model selection at any time with a proper written request or by telephone or electronic instructions provided a valid telephone/electronic authorization is on file with us. You should consult with your registered representative to assist you in determining which model is best suited to your financial needs, investment time horizon, and is consistent with your risk comfort level. You should periodically review those factors to determine if you need to change models to reflect such changes. Your registered representative can assist you in completing the proper forms to enroll in Portfolio Optimization.

If you select a Portfolio Optimization model, you will be sent a quarterly performance report that provides information about the investment options within your model, in addition to your usual quarterly statement. Information concerning the current models is described below.

Investor Profile

Model A	Model B	Model C	Model D	Model E

You are looking for a relatively stable investment and require investments that generate some level of income.	Your focus is on keeping pace with inflation. Income generating investment and capital appreciation are desired.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Shorter Investment Horizon < >Longer Investment Horizon

Investor Objective

Primarily preservation of capital	Moderate Growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year. Fluctuations in value should be less than those of the overall stock markets.

There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

Lower Risk < >Higher Risk

Asset Class Exposure

Cash	20%	Cash	12%	Cash	5%	Cash	0%	Cash	0%

Bonds	57%	Bonds	45%	Bonds	35%	Bonds	21%	Bonds	4%

Domestic Stocks	18%	Domestic Stocks	32%	Domestic Stocks	44%	Domestic Stocks	58%	Domestic Stocks	68%

International Stocks	5%	International Stocks	11%	International Stocks	16%	International Stocks	21%	International Stocks	28%

Portfolio Optimization Model Allocations as of May 1, 2003

Money Market	15%	Money Market	3%	Short Duration Bond	12%	Short Duration Bond	5%	Managed Bond	2%

Short Duration Bond	23%	Short Duration Bond	20%	Inflation Managed	10%	Inflation Managed	6%	Large-Cap Value	14%

Inflation Managed	11%	Inflation Managed	11%	Managed Bond	14%	Managed Bond	8%	Comstock	4%

Managed Bond	21%	Managed Bond	16%	High Yield Bond	3%	Large-Cap Value	14%	Blue Chip	16%

High Yield Bond	6%	High Yield Bond	5%	Large-Cap Value	14%	Comstock	4%	Capital Opportunities	5%

Equity Income	2%	Equity Income	3%	Main Street Core	7%	Blue Chip	15%	Mid-Cap Value	5%

Large-Cap Value	9%	Large-Cap Value	9%	Comstock	3%	Capital Opportunities	5%	Real Estate	5%

Main Street Core	3%	Main Street Core	5%	Blue Chip	6%	Mid-Cap Value	5%	Growth LT	6%

Blue Chip	3%	Comstock	3%	Mid-Cap Value	5%	Real Estate	3%	Aggressive Equity	3%

Small-Cap Value	2%	Blue Chip	6%	Growth LT	4%	Growth LT	5%	Small-Cap Index	3%

Intl. Value	5%	Mid-Cap Value	3%	Small-Cap Index	3%	Aggressive Equity	2%	Small-Cap Value	6%

		Growth LT	2%	Small-Cap Value	3%	Small-Cap Index	3%	Intl. Value	14%

		Small-Cap Value	2%	Intl. Value	7%	Small-Cap Value	3%	Intl. Large-Cap	14%

		Intl. Value	12%	Intl. Large-Cap	9%	Intl. Value	10%	Emerging Markets	3%

						Intl. Large-Cap	10%

						Emerging Markets	2%

Less Volatile < >More Volatile

Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model Portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are built. Allocation to a single asset class may outperform a model, so that you would have obtained better returns in a single investment option or options representing a single asset class than in a model. Model Portfolio performance is dependent upon the performance of the component investment options. The timing of your investment and the frequency of automatic rebalancing may affect performance. The value of the Variable Accounts will fluctuate, and when redeemed, may be worth more or less than the original cost. We have the right to terminate or change the Portfolio Optimization service at any time.

Automatic Transfer Options

We offer two automatic transfer options: Dollar cost averaging and portfolio rebalancing. There is no charge for these options, and transfers under these automatic transfers options are not counted towards your total transfers in a Contract Year.

Dollar Cost Averaging Option

We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the limitation on the Growth Variable Account. You may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar cost averaging allocations may not be made from the Fixed Account and a Variable Account at the same time. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Period during which each transfer is processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

You may request dollar cost averaging by sending a proper written request to us, or by telephone request provided an authorization for telephone requests is on file with us. The Contract Owner must designate the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

To elect the dollar cost averaging option, the Accumulated Value in the Variable Account or Fixed Account from which the dollar cost averaging transfers will be made must be at least $5,000. The minimum amount that may be transferred to any one Variable Account is $50. Transfers from the Fixed Option under the dollar cost averaging program are subject to a minimum duration of 12 months. We may discontinue, modify, or suspend the dollar cost averaging option at any time. See the SAI for further information on the dollar cost averaging program.

Portfolio Rebalancing Option

We currently offer an option which allows Contract Owners who are not currently Dollar Cost Averaging to maintain the percentage of the Contract’s Accumulated Value allocated to each Variable Investment Option at a pre-set level (e.g., 30% in the Equity Index Variable Account, 40% in the Managed Bond Variable Account, and 30% in the Growth LT Variable Account). Periodically, we will “rebalance” the Contract’s Accumulated Value to the percentages specified by you. Rebalancing may result in transferring amounts from a Variable Account earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. More detailed information appears in the SAI.

Transfers of Accumulated Value

During the Accumulation Period and after the Free Look period, you may transfer Accumulated Value among the Variable Accounts upon proper written request to us. Transfers may be made by telephone if an authorization for telephone requests is on file with us. Transfer requests received after 4:00 p.m. Eastern Time, or the close of the New York Stock Exchange, if earlier, will be processed as of the end of the next following Valuation Date.

Transfers are limited to 25 for each calendar year. For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, or an approved asset allocation program are excluded from the limitation. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future. A fee of up to $10 per transfer may apply to transfers in excess of 12 in any Contract Year.

Certain restrictions apply to the Fixed Account. See THE FIXED ACCOUNT section in this Prospectus.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, and to suspend transfers. We also reserve the right to reject any transfer request.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the Fund and raise expenses. This in turn can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

•	not accepting transfer instructions from an agent acting on behalf of more than one Contract Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

Accumulated Value

The Accumulated Value is the sum of the amounts under the Contract held in each Variable Account of the Separate Account and in the Fixed Account, as well as the amount set aside in our Loan Account to secure any Contract Debt.

On each Valuation Date, the portion of the Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. See Determination of Accumulated Value, below. No minimum amount of Accumulated Value is guaranteed. You bear the entire investment risk relating to the investment performance of your Accumulated Value allocated to the Variable Accounts.

Determination of Accumulated Value

The Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of Investments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Variable Accounts will be invested in shares of the corresponding

Portfolios of the Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Fund will be automatically reinvested in shares of the same Portfolio, unless we, on behalf of the Separate Account, elect otherwise.

Assets in the Variable Accounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contract Owner’s interest in a Variable Account. When a Contract Owner allocates premiums to a Variable Account, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account by the Accumulation Unit value for the particular Variable Account at the end of the Valuation Period in which the premium is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The Accumulation Unit value of each Variable Account is determined on each Valuation Date at or about 4:00 p.m. Eastern Time. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Variable Account and charges against the Variable Account.

The Accumulation Unit value of each Variable Account’s unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by dividing the value of each Variable Account’s net assets by the number of Accumulation Units credited to the Variable Account on that date. Determination of the value of the net assets of a Variable Account takes into account the following:

•	the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund,

•	any dividends or distributions paid by the corresponding Portfolio,

•	the charges, if any, that may be assessed by us for taxes attributable to the operation of the Variable Account, or to our operations with respect to the Contract, and

•	the mortality and expense risk charge under the Contract.

Full and Partial Withdrawals

You may obtain proceeds from a Contract by surrendering the Contract for its Full Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may be taken from your Contract’s Accumulated Value at any time while the Annuitant is living and before the Annuity Start Date, subject to the limitations under the applicable plan for Qualified Plans and applicable law. A full or unscheduled partial withdrawal request will be effective as of the end of the Valuation Period that we receive a proper written request.

The proceeds received upon a full withdrawal will be the Contract’s Full Withdrawal Value. The Full Withdrawal Value is equal to the Accumulated Value as of the end of the Valuation Period during which a proper withdrawal request is received by us minus any maintenance fee, any applicable contingent deferred sales charge, any GIA Charge, any Guaranteed Protection Charge, any Income Access Charge, and any outstanding Contract Debt. A partial withdrawal may be requested for a specified percentage or dollar amount of Accumulated Value. Each unscheduled partial withdrawal must be for at least $500. A request for a partial withdrawal will result in a payment by us in accordance with the amount specified in the partial withdrawal request. Upon payment, your Accumulated Value will be reduced by an amount equal to the payment and any applicable contingent deferred sales charge, and any applicable premium tax. If a partial withdrawal is requested that would leave the Full Withdrawal Value in the Contract less than $500 then we reserve the right to treat the partial withdrawal as a request for a full withdrawal.

The amount of a partial withdrawal will be allocated proportionately from your Accumulated Value in the Variable Accounts and the Fixed Account, except that you may instruct us otherwise with regard to an unscheduled partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may result in the deduction of a contingent deferred sales charge. See CHARGES AND DEDUCTIONS—Contingent Deferred Sales Charge.

A full or partial withdrawal, including a scheduled withdrawal, may result in a tax charge to reimburse us for any tax on premiums on a Contract that may be imposed by various states and municipalities. See CHARGES AND DEDUCTIONS—Premium Tax and Other Taxes.

A full or partial withdrawal, including a scheduled partial withdrawal, may result in receipt of taxable income to you and, in some instances, in a penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 401(k), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. In the case of Contracts issued in connection with tax qualified retirement plans under Section 403(b), Section 403(b) imposes restrictions on certain distributions. For more information, see Restrictions on Withdrawals from 403(b) Programs. The tax consequences of a withdrawal under the Contract should be carefully considered. See FEDERAL TAX STATUS.

Preauthorized Scheduled Withdrawals

We have implemented a feature under which preauthorized scheduled withdrawals may be elected. Under this feature, you may elect to receive preauthorized scheduled partial withdrawals while the Annuitant is living before the Annuity Start Date and after the Free Look period by sending a properly completed Preauthorized Scheduled Withdrawal Request form to us. A Contract Owner may designate the scheduled withdrawal amount as a percentage of Accumulated Value allocated to the Variable Accounts and Fixed Account, or as a specified dollar amount, and the desired frequency of the scheduled withdrawals, which may be monthly, quarterly, semi-annually or annually. The day of the month that you wish each scheduled withdrawal to be effected may also be elected. The first withdrawal will occur one period from the effective date of the request in proper form.

Example:  On May 1, we receive your pre-authorized withdrawal request for quarterly withdrawals, and your pre-authorized withdrawal program is effective. Your first quarterly withdrawal will be on August 1.

Scheduled withdrawals may be stopped or modified upon your proper written request received by us at least 10 days in advance. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

Each scheduled withdrawal must be at least $100. Upon payment, your Accumulated Value will be reduced by an amount equal to the payment proceeds plus any applicable contingent deferred sales charge and any applicable premium tax. Any scheduled withdrawal that equals or exceeds the Full Withdrawal Value will be treated as a full withdrawal. In no event will payment of a scheduled withdrawal exceed the Full Withdrawal Value less any applicable premium tax. The Contract will automatically terminate if a scheduled withdrawal causes the Contract’s Full Withdrawal Value to equal zero.

Each scheduled withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the scheduled withdrawal will be allocated proportionately from your Accumulated Value in the Variable Accounts and the Fixed Account.

Free Look Right

You may return a Contract within the Free Look period, which is usually 10 days after you receive the Contract (20 days in North Dakota and Idaho, and 30 days if you reside in California and are age 60 or older) unless state law requires otherwise.

Premiums received during the Free Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. The returned Contract will then be deemed void and we will refund any premium payments allocated to the Fixed Account and any Variable Account Accumulated Value

based upon the next determined Accumulated Unit Value (“AUV”) after we receive the Contract plus any Contract Charges and Fees deducted from your Accumulated Value allocated to the Variable Accounts. Thus, an Owner who returns a Contract within the Free Look period bears only the investment risk on amounts attributable to premium payments. If you make Purchase Payments by check and return your Contract for cancellation during your Free Look period, your refund may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared. If you are an Eligible Person and we credit additional amounts to your Contract as described in CHARGES AND DEDUCTIONS—Variations in Charges, if you return your Contract during the Free Look period you will not receive any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). You will receive any Contract Fees and Charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract Fees and Charges deducted from those amounts, but you would keep the gains or losses on the credited amounts.

If you reside in a state that requires us to return premium payments, or your Contract is an IRA, and you exercise the Free Look Right, we will refund any premiums received or, if required by your state of residence, premiums allocated to the Fixed Account plus the greater of premiums allocated to the Separate Account or Accumulated Value in the Separate Account plus any Contract Charges and Fees deducted from the Variable Accounts on the Contract Date. In Pennsylvania, we will refund premiums allocated to the Fixed Account plus the Accumulated Value in the Separate Account plus any Contract Charges deducted from the Separate Account on the Contract Date.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your contract is issued.

Death Benefit

If the Annuitant dies during the Accumulation Period, we will pay the death benefit proceeds to the Beneficiary upon receipt of due proof of the Annuitant’s death and instructions regarding payment to the Beneficiary. If there are Joint Annuitants, the death benefit proceeds will only be payable upon receipt of due proof of death of both Annuitants during the Accumulation Period and instructions regarding payment. In the event there is no Beneficiary living on the date of death of the Annuitant during the Accumulation Period, we will pay the death benefit proceeds to the Owner, if living; otherwise to the Owner’s estate. If the death of the Annuitant occurs on or after the Annuity Start Date and there is no living Beneficiary on the date of death, any remaining unpaid payments for a specified period or specified amount will be made to the Owner, if living; otherwise to the Owner’s estate.

The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt. On or before the fifth Contract Anniversary, the amount of the death benefit will be the greater of:

•	the Accumulated Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment, or

•	the aggregate premium payments received less any reductions caused by previous withdrawals.

Unless otherwise required by state insurance authorities, after the fifth Contract Anniversary the amount of the death benefit will be the greater of:

•	the Accumulated Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment,

•	the aggregate premium payments received less any reductions caused by previous withdrawals, or

•	subject to approval of state insurance authorities, the “Minimum Guaranteed Death Benefit.”

After the fifth Contract Anniversary up to the tenth Contract Anniversary, the Minimum Guaranteed Death Benefit is equal to the Accumulated Value on the fifth Contract Anniversary plus any premiums received after the fifth Contract Anniversary and less any reductions caused by previous withdrawals taken after the fifth Contract

Anniversary. The Minimum Guaranteed Death Benefit is adjusted on the tenth Contract Anniversary and each succeeding fifth Contract Anniversary to the greater of the most recent Minimum Guaranteed Death Benefit or the Accumulated Value as of such Anniversary, and during the next five year interval, is decreased by any reductions caused by partial withdrawals and increased by any premium payments since such fifth Contract Anniversary. After the Contract Year in which the Annuitant reaches Age 85, or after the death of the Owner or Annuitant, whichever occurs first, the Minimum Guaranteed Death Benefit will no longer be adjusted on each fifth Contract Anniversary (except for adjustments for reductions caused by partial withdrawals and for premium payments).

For purposes of the calculations to determine the Death Benefit, the reductions caused by previous withdrawals are calculated by multiplying aggregate Premium Payments received, the Accumulated Value at the fifth Contract Anniversary, or most recent Minimum Guaranteed Death Benefit, as applicable, prior to each withdrawal by the ratio of the amount of the withdrawal to the Accumulated Value immediately prior to each withdrawal.

The death benefit proceeds will be paid to the Beneficiary in a single sum or under one of the Annuity Options, as directed by you or as elected by the Beneficiary. If the Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A qualified tax adviser should be consulted in considering Annuity Options.

Death of Owner

If the Owner of a Contract issued in connection with a Non-Qualified Plan dies before the Annuitant and before the Annuity Start Date, the death benefit proceeds will be paid upon receipt of due proof of the Owner’s death and instructions regarding payment. If there are Joint Owners, the term Owner means the first Joint Owner to die.

Death benefit proceeds will be paid to the Joint Owner or Contingent Owner, if any, otherwise to the Owner Beneficiary. If there is no Owner Beneficiary, death benefit proceeds will be paid to the Owner’s estate. If an Owner is not also an Annuitant, then in the event that the deaths of the Owner and the Annuitant occur under circumstances in which it cannot be determined who died first, payment will be made to the Annuitant’s Beneficiary. If the Owner and the Annuitant are the same, payment will be made to the Annuitant’s Beneficiary. If the surviving spouse of the deceased Owner is the Owner Beneficiary, or is the sole surviving joint tenant or Contingent Owner, such spouse may continue this Contract in force as Owner (and Annuitant if the deceased Owner was the sole Annuitant), rather than receive the death benefit proceeds, until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Start Date. For any Designated Beneficiary other than a surviving spouse any death benefit proceeds under this Contract must begin distribution within five years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner’s death. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner’s death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The death benefit is as stated in the THE FIXED ACCOUNT—Death Benefit section, except that the Owner’s Age, as opposed to the Annuitant’s, is used in determining the death benefit.

If the Owner of the Contract is a non-individual person, these distribution rules are applicable upon the death of or a change in the primary Annuitant for purposes of determining when a distribution must be made under the Contract. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner for such distribution timing purposes. Payment of death benefit proceeds will be made to Annuitant’s Beneficiary, if the Owner is the Annuitant’s Beneficiary, the “Death Benefit” will be the Accumulated Value if the Owner elects to maintain the Contract, or the Full Withdrawal Value if the Owner elects a cash distribution, as of the Valuation Date we receive in proper form the request to change the primary Annuitant and instructions regarding distribution or maintenance. These distribution requirements do not apply to Contracts issued in connection with a Qualified Plan as defined in Section 401 or 403 of the Code.

On the death of any Owner on or after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death. No death benefit will be paid if the Owner dies on or after the Annuity Start Date. On the death of the Annuitant, any unpaid benefit will be paid to the Beneficiary of the Annuitant, if living, otherwise to the Owner, if living; otherwise to the Owner’s estate. See FEDERAL TAX STATUS for a discussion of the tax consequences in the event of death.

The above distribution rules will determine when a distribution must be made under the Contract. These rules do not affect our determination of the amount of benefit payable or distribution proceeds.

CHARGES AND DEDUCTIONS

Contingent Deferred Sales Charge

We do not make any deduction for sales charges from premium payments paid for a Contract before allocating them to your Accumulated Value. However, except as set forth below, a contingent deferred sales charge (which may also be referred to as a withdrawal charge), may be assessed by us on a full or partial withdrawal, depending upon the amount of time such withdrawal amounts have been held under the Contract. No charge will be imposed upon:

•	payment of death benefit proceeds under the Contract,

•	withdrawals by you to meet the minimum distribution rules for Qualified Plans as they apply to amounts held under the Contract, or

•	annuitization if your Contract has been in force two years.

If an Annuity Option offered under the Contract is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each instance, the Annuity Period is at least five years. Subject to approval of state insurance authorities, after the first Contract Anniversary, the withdrawal charge will also be waived on a full or partial withdrawal if the Annuitant has been diagnosed with a medically determinable condition which results in a life expectancy of 12 months or less. This waiver will be subject to medical evidence satisfactory to us, and certain other conditions specified in the Contract.

Free Withdrawals

Subject to the amount available for withdrawal as described in the withdrawal section, during a Contract Year, you may withdraw free of withdrawal charge amounts up to your “Eligible Premium Payments”. Eligible Premium Payments include 10% of all Premium Payments that have an “age” of less than six years, plus 100% of all Premium Payments that have an “age” of six years or more. Once all Premium Payments have been deemed withdrawn, any withdrawal will be deemed a withdrawal of your earnings and will be free of the withdrawal charge. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all Eligible Premium Payments plus all earnings even if all Purchase Payments have not been deemed withdrawn.

Example:  You make an initial Premium Payment of $10,000 in Contract Year 1, and make additional Premium Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charge (your total Premium Payments were $17,000, so 10% of that equals $1,700). After this withdrawal, your Contract Value is $17,300. In Contract Year 4, you may withdraw another $1,700 (10% of the total Premium Payments of $17,000) free of any withdrawal charge.

How the Charge is Determined

The amount of the charge depends on how long each Premium Payment was held under your Contract. Each Premium Payment you make is considered to have a certain “age,” depending on the length of time since that Premium Payment was effective. A Premium Payment is “one year old” or has an “age of one” from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your Premium Payment will have an “age of two,” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Premium Payment you withdraw determines the level of withdrawal charge as follows:

“Age” of Premium in Years	Withdrawal Charge (as a percentage of the amount withdrawn)
1	6%
2	6%
3	5%
4	4%
5	3%
6	0%

For purposes of the charge, a withdrawal will be attributed to Premium Payments in the order they were received by us, then earnings, even if you elect to redeem amounts allocated to an Account (including the Fixed Account) other than an Account to which premium payments were allocated. If the Contract is surrendered or a scheduled withdrawal causes the Full Withdrawal Value to equal zero, any amount allocated to the Loan Account will be included in determining the charge. In no event will the amount of any withdrawal charge, when added to any such charge previously assessed against any amount withdrawn from the Contract, exceed 6% of the premiums paid under a Contract. The withdrawal charge will be assessed against the Variable Accounts and Fixed Account in the same proportion as the withdrawal proceeds are allocated. (See the Appendix for examples of the operation of the withdrawal charge.)

We pay sales commissions to broker-dealers and other expenses associated with promotion and sales of the Contracts. The withdrawal charge is designed to reimburse us for these costs, although it is expected that actual expenses will be greater than the amount of the charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks. Broker-dealers may receive aggregate commissions up to 6.50% of aggregate premium payments. Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time premium payments have been held under a Contract, and Contract Accumulated Values. A trail commission is not anticipated to exceed 1.25%, on an annual basis, of the Accumulated Value considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. Within certain limits imposed by the National Association of Securities Dealers, Inc. (NASD), registered representatives who are associated with broker/dealer firms affiliated with Pacific Life may qualify for sales incentive programs sponsored by Pacific Life. Registered representatives may also receive non-compensation such as expense-paid educational or training seminars or promotional merchandise.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of each Variable Account for mortality and expense risks assumed by us under the Contracts. The charge is equal to an annual rate of 1.25% of the average daily net assets of each Variable Account. This amount is intended to compensate us for certain mortality and expense risks we assume in offering and administering the Contracts and in operating the Variable Accounts.

The expense risk is the risk that our actual expenses in issuing and administering the Contracts and operating the Variable Accounts will be more than the charges assessed for such expenses. The mortality risk borne by us is the risk that Annuitants, as a group, will live longer than our actuarial tables predict. In this event, we guarantee that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. We also assume a mortality risk in connection with the death benefit under the Contract.

We may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but we may realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the contingent deferred sales charge.

Administrative Charge

We deduct a monthly administrative charge equal to .0125% multiplied by a Contract’s Accumulated Value in the Variable Accounts and the Fixed Account, which will be deducted monthly, beginning on the Monthly Anniversary following the Contract Date, during the Accumulation Period. This charge is equivalent to an annual rate of 0.15% of a Contract’s Accumulated Value in the Variable Accounts and the Fixed Account. On Contracts issued in connection with applications received by us before May 1, 1992, this charge is currently reduced to .01% (.12% on an annual basis), and, if the initial premium is $50,000 or more on such contracts, to .005% (.06% on an annual basis). We reserve the right to increase the administrative charge on such contracts, but in no event will the charge exceed 0.15% on an annual basis. The charge will be assessed to each Account in proportion to the Contract’s Accumulated Value in each Variable Account and the Fixed Account. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and/or a deduction from the Fixed Account.

Maintenance Fee

During the Accumulation Period, an annual fee of $30 is deducted on each Contract Anniversary to cover the costs of maintaining records for the Contracts. The fee will be assessed to each Account in proportion to the Contract’s Accumulated Value in each Variable Account and the Fixed Account. Upon annuitization or a full withdrawal, the charge will be pro-rated for the portion of the Contract year during which the Contract was in force. This charge is currently waived on Contracts issued for which premium payments received in the first Contract Year equal $50,000 or more, or if you annuitize or make a full withdrawal on other than your Contract Anniversary. We reserve the right to impose the charge on Contracts on which the fee is waived in the future. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and or a deduction from the Fixed Account.

Transfer Fee

No transfer fee is currently imposed. We reserve the right to assess a transfer fee of $10 per transaction on the thirteenth and any subsequent transfer occurring in a Contract year. The transfer fee will be deducted from the remaining balances in the Variable Accounts and Fixed Account from which the transfer is made. If the remaining balances are insufficient to pay the transfer fee, the fee will be deducted from the transferred Accumulated Values. Transfers under the dollar cost averaging option are counted toward your total transfers in a Contract Year.

Guaranteed Income Advantage (GIA) Annual Charge (Optional Rider)

If you purchase the GIA Rider, we deduct annually a Guaranteed Income Advantage Charge (GIA Charge) for expenses related to the GIA Rider. The GIA Charge is equal to 0.30% multiplied by your Contract Value on the date the Charge is deducted.

We will deduct the GIA Charge from your Investment Options on a proportionate basis:

•	on each Contract Anniversary the GIA Rider remains in effect,

•	on the Annuity Date, if the GIA Rider is still in effect, and

•	when the GIA Rider is terminated.

Any portion of the GIA Charge we deduct from the Fixed Option will not be greater than the annual interest credited in excess of 3%. If you terminate the GIA Rider, we will charge your Contract for the annual GIA Charge on the effective date of termination. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire GIA Charge for the Contract Year in which you make the full withdrawal from the final payment made to you.

Guaranteed Protection Advantage (GPA) Annual Charge (Optional Rider)

If you purchase the Guaranteed Protection Advantage (GPA) Rider, we will deduct a Guaranteed Protection Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. The Guaranteed Protection Charge is equal to 0.10% multiplied by your Contract Value on the date the Charge is deducted.

Any portion of the Guaranteed Protection Charge we deduct from the Fixed Option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal during a Contract Year, we will deduct the entire Guaranteed Protection Charge for the Contract Year from the final payment made to you.

Guaranteed Protection Advantage 5 (GPA5) Annual Charge (Optional Rider)

If you purchase the optional Guaranteed Protection Advantage 5 Rider, we will deduct a Guaranteed Protection Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. The Guaranteed Protection Charge is equal to 0.10% multiplied by your Contract Value on the date the Charge is deducted.

The Guaranteed Protection Charge may change if you elect the Step-Up option but will never be more than the Guaranteed Protection Charge being charged under the then current terms and conditions of the Rider. If you do not elect the optional Step-Up, your Guaranteed Protection Charge will remain the same as it was on the Effective Date of the Rider.

If your Contract was issued before November 1, 2002, any portion of the Guaranteed Protection Charge we deduct from the Fixed Option will not be more than the annual interest credited in excess of 3%.

Income Access Annual Charge (Optional Rider)

If you purchase the optional Income Access Rider, we will deduct an Income Access Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if the Rider terminates. The Income Access Charge is equal to 0.30% multiplied by your Contract Value on the date the Charge is deducted.

The Income Access Charge may change if you elect the Step-Up option in the Remaining Protected Balance, but will never be more than the Income Access Charge being charged under the then current terms and conditions of the Rider and will not be more than a maximum charge of 0.75%. If you do not elect the optional Step-Up, your Income Access Charge will remain the same as it was on the Effective Date of the Rider.

Any portion of the Income Access Charge we deduct from the Fixed Option will not be more than the annual interest credited in excess of 3%.

Premium Tax and Other Taxes

Various states and municipalities impose a tax on premiums (“premium tax”) on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, your state of residence, the Annuitant’s state of residence, and the insurance tax laws and our status in a particular state. We assess a premium tax charge to reimburse us for premium taxes that it incurs on behalf of the Contract Owner. This charge will be deducted upon annuitization or upon full withdrawal if premium taxes are incurred and are not refundable. Partial withdrawals, including scheduled withdrawals, may result in a premium tax charge if a premium tax is incurred by us and it is not refundable. We reserve the right to deduct premium taxes when incurred. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity. We may charge Variable Accounts of the Separate Account for the Federal, state, or local income taxes we incur that are attributable to the Separate Account and its Variable Accounts, or to our operations with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See FEDERAL TAX STATUS—Tax Status of Pacific Life and the Separate Account.

Variations in Charges

We may agree to reduce or waive the withdrawal charge, administrative charges, or the maintenance fee, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Select Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person’s Contract when we apply the premium payments. We may also agree to waive minimum Premium Payment requirements for Eligible Persons.

We will only reduce or waive such charges or credit additional amounts on any Contract where expenses associated with the sale of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

If you are an Eligible Person, you will not keep any amounts credited if you return your Contract during the Free Look period as described under THE CONTRACT—Free Look Right.

For certain trusts, we may change the order in which withdrawals are applied to premium payments and earnings to determine any withdrawal charge.

Guarantee of Certain Charges

We guarantee that the charge for mortality and expense risks will not increase. The maintenance fee is guaranteed not to exceed $30. The administrative charge is guaranteed not to exceed an annual rate of 0.15% of a Contract Owner’s Accumulated Value less any Contract Debt. We do not intend to profit from the administrative charge and maintenance fee.

Fund Expenses

Each Variable Account of the Separate Account purchases shares at the net asset value of the corresponding Portfolio of the Fund. Each Portfolio’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Portfolio. The Fund is governed by its Board of Trustees. The Fund’s expenses are not fixed or specified under the terms of the Contract. The advisory fees and other expenses are more fully described in the Fund’s prospectus and its SAI.

ANNUITY PERIOD

General

You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the first day of the month following the Annuitant’s 95th birthday (85th birthday in Pennsylvania, and for certain trusts, 100th birthday, unless state law requires otherwise), although the terms of a Qualified Plan generally require annuitization at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the Contract Anniversary nearest the Annuitant’s 85th birthday if the Contract is issued in connection with a Non-Qualified Plan. See Selection of an Option. If there are Joint Annuitants, the birth date of the younger Annuitant will be used to determine the latest Annuity Start Date. Adverse tax consequences may occur if the Annuity Start Date is prior to the Owner’s reaching Age 59 1/2.

On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below, unless a lump sum distribution has been elected. The proceeds attributable to the Variable Accounts will be transferred to the General Account. The proceeds will be equal to your Accumulated Value in the Investment Options (which excludes Accumulated Value in the Loan Account) as of the Annuity Start Date, reduced by any applicable premium taxes, any prorated portion of maintenance fee due, and any applicable withdrawal charge. However, no withdrawal charge will be imposed if the Contract has been in force two years, and an Annuity Option is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each case, the Annuity Period is five years or longer.

The Contracts provide for five optional annuity forms. A lump sum distribution may also be elected. Other Annuity Options may be available upon request at our discretion. All Annuity Options are fixed and the annuity payments remain constant throughout the Annuity Period. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1, 2, and 3, the rates will vary based on the Age and sex of the Annuitant, except that unisex rates are available where required by law. In the case of Options 4 and 5, as described below, Age and sex are not considerations. The annuity rates are based upon an assumed interest rate of 4%, compounded annually. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option. For non-qualified Contracts and Contracts used in connection with a Qualified Plan under Section 408 of the Internal Revenue Code, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months under Option 1 or, if a non-qualified Contract and Joint Annuitants are named, a joint and 50% last survivor annuity under Option 3. For a Contract used in connection with a Qualified Plan under Section 401 of the Internal Revenue Code, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months under Option 1, or, for a married Annuitant, a joint and 50% survivor annuity as described in Option 2 below.

Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50. If the frequency of payments selected would result in payments of less than $50, We reserve the right to change the frequency. We also reserve the right to pay the Contract proceeds in a lump sum if the proceeds are less than $10,000. Once annuity payments have commenced, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump sum settlement in lieu thereof.

You may, during the lifetime of the Annuitant, designate or change an Annuity Start Date, Annuity Option, and Contingent Annuitant, provided we receive proper written notice at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be after the date the written notice is received by us.

The Contract contains annuity tables for each Annuity Option described below. The tables show the dollar amount of periodic annuity payments for each $1,000 applied to an Annuity Option. We reserve the right to offer variable annuity options in the future.

Annuity Options

Option 1—Life Income with Guaranteed Payment of 10 or 20 Years

Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be ten or twenty years, as elected, annuity payments will be continued during the remainder of such period to the Beneficiary.

Option 2—Joint and Survivor

Periodic annuity payments will be made during the lifetime of the primary Annuitant and, after the death of the primary Annuitant, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

Option 3—Joint and Last Survivor

Periodic annuity payments will be made while both the Annuitants are living, and, after the death of either of the Annuitants, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the surviving Annuitant for so long as he or she lives. AS IN THE CASE OF OPTION 2, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

Option 4—Fixed Payments for Specified Period

Periodic annuity payments will be made for a fixed period, which may be from three to thirty years, as elected, with the guarantee that, if, at the death of the Annuitant, payments have been made for less than the selected fixed period, the discounted value, based on the interest rate that we use to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living; otherwise to the Owner, if living; otherwise to the Owner’s estate.

Option 5—Fixed Payments of a Specified Amount

Periodic payments of the amount elected will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the discounted value, based on the interest rate that we use to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living; otherwise to the Owner, if living; otherwise to the Owner’s estate.

Guaranteed Income Advantage Annuity Option

If you purchase the GIA Rider (subject to state availability), you may choose any of the Annuity Options described above, or you may choose the Guaranteed Income Advantage Annuity Option if 10 years have passed since the GIA Rider was purchased and the GIA Rider is still in effect. You must choose fixed annuity payments under this Guaranteed Income Advantage Annuity Option.

The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option will be based on the higher of the following Guaranteed Income Base or the Enhanced Income Base, which are described below.

1.	Guaranteed Income Base—If you purchase the GIA Rider on the Contract Date, the Guaranteed Income Base is equal to the Purchase Payments less an adjustment for each withdrawal, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to a withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to withdrawal.

If you purchase the GIA Rider on a Contract Anniversary after the Contract Date, the Guaranteed Income Base is equal to the Contract Value on the date the GIA Rider is purchased, plus all Purchase Payments made after the GIA Rider is purchased, less an adjustment for each withdrawal occurring after the GIA is purchased, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to the withdrawal.

The effective annual rate of interest will take into account the timing of when each Purchase Payment and withdrawal occurred. We accomplish this by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance. The 5% effective annual rate of interest will stop accruing as of the earlier of:

•	the Contract Anniversary following the date the youngest Annuitant reaches his or her 80th birthday,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract terminates in accordance with the provisions of the Contract,

•	the Annuity Date, or

•	termination of the GIA Rider.

On the Annuity Date and if the GIA Rider has not terminated, the net amount we apply to the annuity payments will be the Guaranteed Income Base reduced by any remaining withdrawal charges associated with additional Purchase Payments added to the Contract, any applicable state premium tax, and any outstanding Contract Debt.

2.	Enhanced Income Base—The Enhanced Income Base is equal to your Net Contract Value on the Annuity Date plus an additional 15% of the amount equal to:

•	the Net Contract Value on the Annuity Date, less

•	the sum of all Purchase Payments applied to the Contract in the 12 months prior to the Annuity Date.

On the Annuity Date, the net amount we apply to the annuity payments will be the Enhanced Income Base reduced by any withdrawal charges associated with additional Purchase Payments added to the Contract and any applicable state premium tax.

The structure of the annuity payments that may be elected under the Guaranteed Income Advantage Annuity Option are:

•	15 Years or More Period Certain,
•	Life,
•	Joint and Survivor Life, or
•	Life with 10 Years or More Period Certain.

If you elect the Guaranteed Income Advantage (GIA) Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option by any remaining withdrawal charges. The rider contains annuity tables for each GIA Annuity Option available.

Selection of an Option

You should carefully review the Annuity Options with your financial or tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire. For Non-Qualified Plans, annuity payments must begin no later than the first day of the month following the Annuitant’s 95th birthday. Under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, the period elected for receipt of annuity payments under Annuity Options 1 and 4 generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant. Under Options 2 and 3, if the secondary or other Annuitant is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

THE FIXED ACCOUNT

You may allocate all or a portion of your Investments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account become part of our General Account, which supports our insurance and annuity obligations. The General Account is subject to regulation and supervision by the California Department of Insurance as well as the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see THE CONTRACT.

Amounts allocated to the Fixed Account become part of our General Account, which consists of all assets we own other than those in the Separate Account and our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

Interest

Amounts allocated to the Fixed Account earn interest at a fixed rate or rates that are paid by us. The Accumulated Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least 0.3273% per month, compounded monthly, which is equivalent to an annual effective rate of 4% per year, and which will accrue daily (“Guaranteed Rate”). Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, we may in our discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. We will determine the Current Rate, if any, from time to time. If we determine a Current Rate that exceeds the Guaranteed Rate, premiums or transfers allocated or made to the Fixed Account during the time the Current Rate is in effect are guaranteed to earn interest at that particular Current Rate until the next Contract Anniversary. Upon the Contract Anniversary, a Current Rate or Rates may be paid that would remain in effect until the next succeeding Contract Anniversary.

Accumulated Value that was allocated or transferred to the Fixed Account during one Contract Year may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account in another Contract Year. Therefore, at any given time, various portions of your Accumulated Value allocated to the Fixed Account may be earning interest at different Current Rates, depending upon the Contract Year during which such portions were originally allocated or transferred to the Fixed Account. We bear the investment risk for the Accumulated Value allocated to the Fixed Account and for paying interest at the Guaranteed or Current Rates, as applicable, on amounts allocated to the Fixed Account.

For purposes of determining the interest rates to be credited on remaining Accumulated Value in the Fixed Account, withdrawals, loans, or transfers from the Fixed Account will be deemed to be taken from premiums or transfers in the order in which they were credited to the Fixed Account, and interest attributable to each such premium or transfer shall be deemed taken before the amount of each premium or transfer.

Bail Out Provision

The first time that the interest rate paid on any portion of your Accumulated Value allocated to the Fixed Account falls 1% or more below the initial Current Rate credited to the premium or transfer from which that portion of Accumulated Value is derived, the limitations on transfers from the Fixed Account to the Variable Accounts will be waived for 60 days with respect to that portion of Accumulated Value in the Fixed Account.

Death Benefit

The death benefit under the Contract will be determined in the same fashion for a Contract that has Accumulated Value in the Fixed Account as for a Contract that has Accumulated Value allocated to the Variable Accounts. See THE CONTRACT—Death Benefit.

Contract Charges

The contingent deferred sales charge, the administrative charge, the maintenance fee, the GIA Charge, any Guaranteed Protection Charge, the Income Access Charge, and premium taxes and/or other taxes will be the same for Contract Owners who allocate Investments or transfer Accumulated Value to the Fixed Account as for those who allocate Investments to the Variable Accounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by you to the extent your Accumulated Value is allocated to the Fixed Account; however, to that extent you will not participate in the investment experience of the Variable Accounts.

Transfers and Withdrawals

Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts after the Free Look period, subject to the following limitations. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period except as provided under the Dollar Cost Averaging Option. Further, if you have $1,000 or more in the Fixed Account, you may not transfer more than 20% of such amount to the Variable Accounts in any 12-month period except as provided under Dollar Cost Averaging. Currently there is no charge imposed upon transfers; however, we reserve the right to assess a $10 transfer fee in the future on the thirteenth and any subsequent transfer made during a Contract Year and to impose other limitations on the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. See THE CONTRACT— Transfer of Accumulated Value.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, and the portfolio rebalancing program, or an approved asset allocation program are excluded from the limitation.

We reserve the right to waive the restrictions that limits transfers from the Fixed Option to one transfer within the 30 days after the end of each Contract Anniversary. We also reserve the right to waive the limitations on the maximum amount you may transfer from the Fixed Option in any given Contract year. We may process requests for transfers from the Fixed Option that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. transfers are limited to 25 for each calendar year.

Transfers from the Fixed Option under the DCA program are also currently subject to a minimum duration of twelve months.

You may also make full and partial withdrawals to the same extent as a Contract Owner who has allocated Accumulated Value to the Variable Accounts. See THE CONTRACT—Full and Partial Withdrawals. In addition, to the same extent as Contract Owners with Accumulated Value in the Variable Accounts, the Owner of a Contract used in connection with a Qualified Plan under Section 403(b) of the Internal Revenue Code may obtain a loan. See MORE ABOUT THE CONTRACT—Loans.

Payments from the Fixed Account

Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in proper form is received by us. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account. However, payment of any amounts will not be deferred if they are to be used to pay premiums on any policies or contracts issued by us.

MORE ABOUT THE CONTRACT

Ownership

The Contract Owner is the individual named as such in the application or in any later change shown in our records. While the Annuitant is living, the Contract Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or we allow.

Joint Owners.  Joint Owners are permitted only for Contracts issued in connection with Non-Qualified Plans. The Joint Owners will be Joint Tenants with Rights of Survivorship and not as Tenants in Common. Any Contract transaction requires the signature of all persons named jointly.

Contingent Owner.  A Contingent Owner, if named in the application, succeeds to the rights of Owner if the Owner dies before the Annuitant during the Accumulation Period.

Designation and Change of Beneficiary

The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Annuitant while the Contract is in force by written request to us. The change will not be binding on us until it is received and recorded. The change will be effective as of the date the notice is properly signed subject to any payments made or other actions taken by us before the properly signed notice is received and recorded. A Contingent Beneficiary may be designated. You may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions on the beneficiary designation.

Payments from the Separate Account

We ordinarily will pay any full or partial withdrawal benefit or death benefit proceeds from Accumulated Value allocated to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days from the Valuation Date on which a proper request is  received by us or, if sooner, other period required by law. However, we can postpone the calculation or payment of such a payment or transfer of amounts from the Variable Accounts to the extent permitted under applicable law, which is currently permissible only for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC, (c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or (d) for such other periods as the SEC may by order permit for the protection of investors.

Proof of Age and Survival

We may require proof of age or survival of any person on whose life annuity payments depend.

Loans

An Owner of a Contract issued in connection with a retirement plan that is qualified under Section 401 or 403(b) of the Internal Revenue Code (but not Section 408 or Section 408A) may request a loan, provided that loans are permitted by the Participant’s Plan, from us using his or her Accumulated Value as the only security for the loan by submitting a proper written request to us. No other Contract Owners may borrow against the Contract. A loan may be taken by eligible Contract Owners after the first Contract Year while the Annuitant is living and before the Annuity Start Date. The minimum loan that can be taken at any time is $1,000. For Contracts with Accumulated Value of $20,000 or less, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is 50% of your Accumulated Value. For Contracts with Accumulated Value over $20,000, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of:

•	$50,000 reduced by the excess of:

•	the highest outstanding loan balance within the preceding 12 month period ending on the date the loan is made, over

•	the outstanding loan balance on the date the loan is made, or

•	50% of your Accumulated Value.

Reference should be made to the terms of the particular Qualified Plan for any additional loan restrictions. There is a loan administration fee of $500, unless state law requires otherwise. As of the date of this prospectus, we currently waive this fee.

When an eligible Owner takes a loan, an amount equal to the loan is transferred out of the Owner’s Accumulated Value in the Investment Options into an account called the “Loan Account” to secure the loan. Unless otherwise requested by you, loan amounts will be deducted from the Investment Options in the proportion that each bears to the Accumulated Value less Contract Debt. Subject to any necessary approval of state insurance authorities, any payment received by us while a loan is outstanding will be considered a premium payment unless you indicate that it is a loan repayment.

Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. Subject to state insurance authorities, the loan interest rate will be set at the time loan is made and will be equal to the higher of Moody’s Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or its successor, for the calendar month immediately preceding the calendar quarter in which the loan is effective, or 5%. The loan interest rate charged on any outstanding loan balance will be determined at the time the loan is taken.

In the event that the Moody’s Corporate Bond Yield Average-Monthly Average Corporates is no longer published, we will use a substantially similar average as established by regulation within the state in which the Contract is delivered. We will credit interest monthly on amounts held in the Loan Account to secure the loan at a rate equal to the loan interest rate charged minus 1.75%. Interest on a loan is accrued daily.

Loans must be repaid within five years (30 years if you certify to us that the loan is to be used to acquire a principal residence for the Annuitant) and before the Annuity Start Date. Loan repayments must be made quarterly. Loans not repaid within the required time periods will be subject to taxation as distributions from the Contract. Loans may be prepaid at any time before the Annuity Start Date. Subject to any necessary approval of state insurance authorities, repayments of loan principal plus accrued interest will be due quarterly on the date corresponding to your quarterly loan anniversary, beginning with the first such date following the effective date of the loan.

If the repayment is not made when due, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the “grace period”) to make the required payment. If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest will be withdrawn from the Accumulated Value, if amounts under the Contract are eligible for distribution. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest will be withdrawn when such values become eligible (a “Deemed Distribution”). In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, may be subject to federal tax withholding and may be subject to the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and any charge for applicable taxes. Any amounts withdrawn and applied as repayment of loan principle will be withdrawn from the Loan Account. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Accumulated Value in each Account.

Adverse tax consequences may result if you fail to meet the repayments requirements for your loan. The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances of each Contract, we advise that the Contract Owner consult with a qualified tax adviser before exercising the loan provisions of the Contract.

If a repayment in excess of the quarterly amount due is received by us, to the extent allowed by law we will refund such excess unless the loan is paid in full. Payments received by us which are less than the quarterly amount due will be returned to you, unless otherwise required by law. Prepayment of the entire outstanding Contract Debt may be made. At the time of the prepayment, you will be billed for any interest due and unpaid. The loan will be considered paid when the interest due is also paid.

Unless otherwise requested by you, a loan repayment will be transferred into the Investment Options in accordance with the most recent premium allocation instructions. In addition, on each Contract Anniversary, any interest earned on the loan balance held in the Loan Account will be transferred to each of the Investment Options in accordance with your most recent premium allocation instructions.

While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts and the Current Rate of interest of the Fixed Account on the loaned amount. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal of the Contract proceeds, upon payment of the death benefit or upon your exercise of the Free Look Right. If you have an outstanding loan that is in default, the defaulted Contract Debt will be counted as a withdrawal for purposes of calculating any Minimum Guaranteed Death Benefit.

We may change the loan provisions of the Contract to reflect changes in the Internal Revenue Code or interpretations in the Code.

If you purchase the GPA, GPA5, or the Income Access Riders (including any and all previous, current, and future versions), there may be adverse consequences to taking a loan while these Riders are in effect. If you have an existing loan on your Contract, you should carefully consider whether these Riders are appropriate for you.

Restriction on Withdrawals from 403(b) Programs

Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b) that apply to tax years beginning on or after January 1, 1989.

Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, or paying certain tuition expenses, that may only be met by the distribution.

An Owner of a Contract purchased as a tax-sheltered Section 403(b) annuity contract will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) Program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Full Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an Employer’s Section 403(b) arrangement.

Pursuant to Revenue Ruling 90-24, a direct transfer between issuers of an amount representing all or part of an individual’s interest in a Section 403(b) annuity or custodial account is not a distribution subject to tax or to premature distribution penalty, provided the funds transferred continue after the transfer to be subject to distribution requirements at least as strict as those applicable to them before the transfer.

Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code restricts withdrawal of contributions and earnings in a variable annuity contract in the Texas Optional Retirement Program (ORP) prior to:

•	termination of employment in all Texas public institutions of higher education,

•	retirement,

•	death, or

•	the participant’s attainment of age 70 1/2.

A participant in the Texas ORP will not, therefore, be entitled to make full or partial withdrawals under a Contract unless one of the foregoing conditions has been satisfied. Appropriate certification must be submitted to redeem the participant’s account. Restrictions on withdrawal do not apply to transfers of values from one annuity contract to another during participation in the Texas ORP. Loans are not available in the Texas ORP.

Currently we do not accept applications for Contracts issued under the Texas ORP.

FEDERAL TAX STATUS

Introduction

The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee may depend on our tax status, on the type of retirement plan, if any, for which the Contract is purchased, and upon the tax and employment status of the individuals concerned. The discussion contained herein and in the SAI is general in nature. It is based upon our understanding of the present Federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, any person contemplating the purchase of a Contract, contemplating selection of an Annuity Option under a Contract, or receiving annuity payments under a Contract should consult a qualified tax adviser. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

Tax Status of Pacific Life and the Separate Account

General

We are taxed as a life insurance company under Part I, Subchapter L of the Code. Because the Separate Account is not taxed as a separate entity and its operations form a part of us, we will be responsible for any Federal income taxes that become payable with respect to the income of the Separate Account. However, each Variable Account will bear its allocable share of such liabilities. Under current law, no item of dividend income, interest income, or realized capital gain of the Variable Accounts will be taxed to us to the extent it is applied to increase reserves under the Contracts.

The Separate Account will invest its assets in a mutual fund (a Portfolio of the Fund) that is intended to qualify as a regulated investment company under Part I, Subchapter M of the Code. If the requirements of the Code are met, the Fund will not be taxed on amounts distributed on a timely basis to the Separate Account.

Diversification Standards

Each Portfolio of the Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts (as well as satisfying diversification standards set forth in Subchapter M of the Code applicable to regulated investment companies). For details on these diversification requirements, see the Fund’s SAI.

Under the principles set forth in IRS Revenue Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, and other authorities we believe that we will be treated as the owner of the assets in the Separate Account for Federal income tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner’s gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations “do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Contract Owner], rather than the insurance company, to be treated as the owner of the assets in the account.” This announcement also stated that guidance would be issued by way of regulations or rulings on the “extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets.” As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Contract Owner has additional flexibility in allocating premium payments and Contract Values. These differences could result in a Contract Owner being treated as the owner of the Contract’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Contract, as deemed appropriate by us, to attempt to prevent a Contract Owner from being considered the owner of the Contract’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolio will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio’s investment objective or investment policies.

Taxation of Annuities in General—Non-Qualified Plans

Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons” on page 43 and “Diversification Standards” above.

1.  Surrenders or Withdrawals Prior to the Annuity Start Date

Code Section 72 provides that amounts received upon a total or partial surrender or withdrawal from a contract prior to the annuity start date generally will be treated as gross income to the extent that the cash value of the contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of premiums paid under a contract less any distributions received previously under the contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a contract. Similarly, loans under a contract generally are treated as distributions under the contract. These rules do not apply to amounts received under Qualified Plans pursuant to Section 401 of the Code.

2.  Surrenders or Withdrawals on or after the Annuity Start Date

Upon receipt of a lump sum payment or an annuity payment under an annuity contract, the receipt is taxed if the cash value of the contract exceeds the investment in the contract. Ordinarily, the taxable portion of such payments will be taxed at ordinary income tax rates.

For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. That remaining portion of each payment is taxed at ordinary income rates. Once the excludable portion of annuity payments to date equals the investment in the contract, the balance of the annuity payments will be fully taxable.

Withholding of Federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies us of that election.

3.  Penalty Tax on Certain Surrenders and Withdrawals

With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract, or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item  (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

Additional Considerations

1.  Death of Owner Distribution Rules

In order to be treated as an annuity contract, a contract issued on or after January 19, 1985 must provide the following two distribution rules: (a) if the owner dies on or after the annuity start date, and before the entire interest in the contract has been distributed, the remainder of his interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if the owner dies before the annuity start date, the entire interest in the contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. However, such option to annuitize must be elected within 60 days after the date a lump sum death benefit first becomes payable; then the designated recipient will not be treated for tax purposes as having received a lump sum distribution in the tax year it first becomes payable. Rather, in that case, the designated beneficiary will be taxed on the annuity payments as they are received. If the designated beneficiary is the spouse of the owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner. Any amount payable upon the Contract Owner’s death, whether before or after the Annuity Start Date, will be included in the estate of the Contract Owner for federal estate tax purposes. Designation of a beneficiary who is either 37 1/2 years younger than the contract owner or a grandchild of the contract owner may have Generation Skipping Transfer Tax consequences under Section 2601 of the Code.

For purposes of determining how generally distributions must begin under the foregoing rules, where the owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. In the case of joint owners, the Death of Owner Distribution Rules will be applied by treating the death of the first owner as the one to be considered in determining how generally distributions must commence, unless the sole surviving owner is the deceased owner’s spouse.

2.  Gift of Annuity Contracts

Generally, gifts of contracts that are not part of a qualified plan prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

3.  Contracts Owned by Non-Natural Persons

For contributions to annuity contracts after February 28, 1986, if the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the net surrender value less the premium payments) is includable in taxable income each year. The rule does not apply where the contract is acquired by the estate of a decedent, where the contract is held by certain types of retirement plans, where the contract is a qualified funding asset for structured settlements, where the contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of a so-called immediate annuity. Code Section 457 (deferred compensation) plans for employees of state and local governments and tax-exempt organizations are not within the purview of the exceptions.

4.  Multiple Contract Rule

For contracts entered into on or after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s annuity start date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this new rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the annuity start date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.

Qualified Plans

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or qualified tax adviser. You should also consult your tax adviser and/or plan administrator before you withdraw any portion of your contract value.

The Contract may be used with several types of Qualified Plans. Individual retirement annuities, Section 403(b) tax sheltered annuities, Section 457 plans, and pension and profit sharing plans (including Keogh Plans) will be treated, for purposes of this discussion, as Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Contract Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, we may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Retirement Equity Act of 1984 (REA). Consequently, a Contract Owner’s Beneficiary designation or elected payment option may not be enforceable.

The following are brief descriptions of the various types of Qualified Plans for which the Contract is available:

1.  Individual Retirement Annuities

Recent federal tax legislation has expanded the type of IRAs available to individuals for tax deferred retirement savings: In addition to “traditional” IRAs established under Code Section 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Contributions to each of these types of IRAs are subject to differing limitations. In addition, distributions from each type of IRA are subject to differing restrictions. The following is a very general description of each type of IRA:

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. In addition, distributions from certain other types of Qualified Plans may be rolled or transferred on a tax-deferred basis into a traditional IRA. Distribution from a traditional IRA may be rolled over to a retirement plan qualified under section 401(a) of the Code, a section 403(b) annuity, and eligible section 457 Plan or another IRA.

SIMPLE IRAs

The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plans”). Depending upon the type of SIMPLE Plan, employers may deposit the plan contributions into a single trust or into SIMPLE individual retirement annuities (“SIMPLE IRAs”) established by each participant. SIMPLE IRAs may be established only pursuant to an employer-sponsored Plan. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions and the amount will be limited by the Code. Distributions from a SIMPLE IRA may be rolled over to another SIMPLE IRA tax free at any time (but no more than one rollover is permitted per year). A distribution from a SIMPLE IRA is eligible to be rolled over to a traditional IRA retirement plan qualified under Code section 401 or a Section 403(b) annuity contract. after a two year waiting period.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, or SIMPLE IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner. Beginning in 1998, the owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a “conversion” Roth IRA should consult with a qualified tax adviser.

2.  Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These eligible employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. Contributions may also be permitted pursuant to employee salary reduction elections. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

3.  401(k) Plans; Pension and Profit Sharing Plans

Code Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder. Contributions to and distributions from these plans are subject to limitations in the terms of the Qualified Plans document and under the Code.

4.  Government Plans

Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to the limitations of the Code and the Plan.

Distributions from Qualified Plans are subject to certain restrictions. A 10% penalty tax is imposed on the amount includable in gross income from distributions from Qualified Plans (other than Section 457 plans) before the participant reaches age 59 1/2 and that are not made on account of death or disability with certain exceptions. These exceptions include distributions: (1) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and a designated beneficiary but in the case of a participant in a plan qualified under Section 401(a) of the Code or the owner of a 403(b) contract only if the individual has separated from service; (2) also in the case of a corporate plans qualified under Section 401(a) of the Code and 403(b) contracts, made to an employee after termination of employment after reaching age 55; (3) made to pay for certain medical expenses; or (4) in the case of IRAs, made for certain qualifying expenditures for first time homebuyers or for qualified higher education expenses. Except with respect to Roth IRAs, distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which the participant reaches age 70 1/2; however, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until April 1 of the calendar year following the year of retirement. Additional distribution rules apply after the participant’s death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

Distributions from a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or a Roth IRA subject to Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan; or (2) the payment is a minimum distribution required under the Code; or (3) the distribution is made upon hardship to an employee. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

The above description of the Federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plan distributions are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contract Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan. We are not the Administrator of your Qualified Plan. You should also consult with your tax advisor and/or administrator before you withdraw any portion of your Contract’s Accumulated Value.

Taxes on Pacific Life

A charge may be made for any federal taxes incurred by us that are attributable to the Variable Accounts or to our operations with respect to the Contracts or attributable to payment or premiums or acquisition costs under the Contracts. We will review the question of a charge to the Variable Accounts or the Contracts for our federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of us or of income and expenses under the Contracts is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in our tax status.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Variable Accounts for such taxes, if any, attributable to the Variable Accounts.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Fund held by the Variable Accounts of the Separate Account. In accordance with its view of present applicable law, we will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the 1940 Act. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of Fund shares of a particular Portfolio as to which voting instructions may be given to us is determined by dividing a Contract Owner’s Accumulated Value in a Variable Account on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, we reserve the right to determine in a different fashion the voting rights attributable to the shares of the Fund.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolios held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including the Separate Account. We will vote shares of any Portfolio held by our non–insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

Substitution of Investments

We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Contract, we may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. We may also purchase, through the Variable Account, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

In connection with a substitution of any shares attributable to an Owner’s interest in a Variable Account or the Separate Account, we will provide notice, seek Owner approval, seek prior approval of the SEC, and comply  with the filing or other procedures established by applicable state insurance regulators, to the extent required under applicable law.

We also reserve the right to establish additional Variable Accounts of the Separate Account that would invest in a new Portfolio of the Fund or in shares of another investment company, a portfolio thereof, or other suitable investment vehicle. New Variable Accounts may be established in our sole discretion, and any new Variable Account will be made available to existing Owners on a basis to be determined by us. We may also eliminate or combine one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant.

Subject to compliance with applicable law, we may transfer assets to the General Account. We also reserve the right, subject to any required regulatory approvals, to transfer assets of any Variable Account of the Separate Account to another separate account or Variable Account.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Changes to Comply with Law and Amendments

We reserve the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any Federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. We also reserve the right to limit the amount and frequency of subsequent premium payments.

Reports to Owners

A statement will be sent quarterly to each Contract Owner setting forth a summary of the transactions that occurred during the quarter, and indicating the Accumulated Value, Full Withdrawal Value, and any Contract Debt as of the end of each quarter. In addition, the statement will indicate the allocation of Accumulated Value among the Fixed Account and the Variable Accounts and any other information required by law. Confirmations will also be sent out upon unscheduled premium payments and transfers, loans, loan repayments, and full and unscheduled partial withdrawals, and on payment of death benefit proceeds. Confirmation of your transactions under the pre-authorized checking plan, dollar cost averaging, portfolio rebalancing and preauthorized withdrawal options will appear on your quarterly account statements. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction appeared. When you write, tell us your name, contract number and description of the error.

Each Contract Owner will also receive an Annual report containing financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the 1940 Act, and/or such other reports as may be required by Federal securities laws.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company

P.O. Box 7187

Pasadena, California 91109-7187

If you are submitting a premium or other payment by mail, please send it, along with your application if you are submitting one, to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life Insurance Company

P.O. Box 100060

Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life Insurance Company

1111 South Arroyo Parkway, Suite 205

Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we “receive” the notice or instructions. We “receive” this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

We reserve the right to process any Investment received at an incorrect address when it is received at either the address indicated in your Contract specifications pages or the appropriate address indicated in the Prospectus.

Premium payments after your initial premium payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will normally be effective on the same Valuation Day that we receive them in “proper form,” unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Valuation Day after we receive them in “proper form” unless the transaction or event is scheduled to occur on another day. “Proper form” means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or to the extent available electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to

us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Delivery Authorization

Subject to availability, you may authorize us to provide prospectuses, statements and other information (“documents”) electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Performance Information

Performance information for the Variable Accounts of the Separate Account, including the yield and effective yield of the Variable Account investing in the Fund’s Money Market Portfolio (“Money Market Variable Account”), the yield of the remaining Variable Accounts, and the total return of all Variable Accounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

Quotations of average annual total return for any Variable Account will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Variable Account), and will reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Quotations of total return may simultaneously be shown that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee.

Performance information for Variable Accounts may also be advertised based on the historical performance of the Fund Portfolio underlying the Variable Account for periods beginning prior to the date each Variable Account commenced operations. Any such performance calculation will be based on the assumption that the Variable Account corresponding to the applicable Fund Portfolio was in existence throughout the stated period and that the contractual charges and expenses of the Variable Account during that period were equal to those currently assessed under the Contract.

Performance information for any Variable Account reflects only the performance of a hypothetical Contract under which Accumulated Value is allocated to a Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return and of the usage of performance and other related information for the Variable Accounts, see the Statement of Additional Information.

We may also provide you with reports on our rating as an insurance company and on our claims-paying ability that are produced by rating agencies and organizations.

Financial Statements

The statements of assets and liabilities of the Pacific Select Variable Annuity Separate Account as of December 31, 2002 and the related statements of operations for the year then ended and statements of changes in net assets and financial highlights for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of the Pacific Select Variable Annuity Separate Account dated December 31, 2002. Pacific Life’s consolidated financial statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 are contained in the Statement of Additional Information.

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You’ll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

Accumulated Value – The total value of the amounts in the Investment Options as well as any amount set aside in the Loan Account to secure loans, increased by interest earned and decreased by any principal repayments and/or withdrawals or transfers of interest earned, as of any Valuation Date.

Accumulation Period – The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

Accumulation Unit – A unit of measure used to calculate the value of your interest in a Variable Account during the Accumulation Period.

Age – The Owner’s or Annuitant’s age as of his or her nearest birthday as of the Contract Date, increased by the number of complete Contract Years elapsed.

Annuitant – The person or persons on whose life annuity payments depend. If Joint Annuitants are named in the Contract, “Annuitant” means both Annuitants unless otherwise stated.

Annuity – A series of periodic income payments made by us to an Annuitant, Contingent Annuitant, or Beneficiary during the period specified in the Annuity Option.

Annuity Options – Any one of the Annuity Options (income options) available for a series of annuity payments after your Annuity Start Date.

Annuity Period – The period during which annuity payments are made.

Annuity Start Date – The date when annuity payments are to begin, which may not be earlier than the first Contract Anniversary.

Beneficiary – The person having the right to the death benefit, if any, payable upon the death of the Annuitant during the Accumulation Period, and the person having the right to benefits, if any, payable upon the death of the Annuitant during the Annuity Period.

Contract – An individual flexible premium variable accumulation deferred annuity contract offered by us.

Contract Date – The date shown as the Contract Date in a Contract. Contract monthly, quarterly, semi-annual, and annual anniversaries and Contract months, quarters, and years are measured from the Contract Date. It is usually the date that the initial premium is credited to the Contracts. The term “Issue Date” shall be substituted for the term “Contract Date” for Contracts issued to residents of the Commonwealth of Massachusetts.

Contract Debt – The unpaid loan balance including accrued loan interest.

Contract Owner, Owner, Policyholder, you or your – The person entitled to the ownership rights under the Contract and in whose name the Contract is issued. If there are Joint Owners, the contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common.

Contract Year – Each twelve-month period measured from the Contract Date.

Designated Beneficiary – The person selected by you to succeed to your interest in the Contract for purposes of Section 72(s) of the Internal Revenue Code, and which includes an Owner Beneficiary and a Joint or Contingent Owner.

Fixed Account – An account that is part of our General Account in which all or a portion of the Accumulated Value may be held for accumulation at fixed rates of interest (which may not be less than 4.0%) declared by us at least annually.

Fixed Option – The Fixed Account

Full Withdrawal Value – The amount you may receive upon full withdrawal of the Contract, which is equal to Accumulated Value minus any unpaid maintenance fee, any applicable contingent deferred sales charge, and any Contract Debt.

Fund – Pacific Select Fund.

General Account – All of our assets other than those allocated to the Separate Account or to any of our other separate accounts.

Investment – An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Investment Option – A Variable Account or the Fixed Account.

Loan Account – The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Owner Beneficiary – The person named (other than a Joint or Contingent Owner) to receive death benefit proceeds if the Owner dies before the Annuitant during the Accumulation Period.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Premium Payments (“Investments”) – An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of the Fund.

Separate Account – The Pacific Select Variable Annuity Separate Account. A separate account of ours that consists of subaccounts, referred to as Variable Accounts, each of which invests in a separate Portfolio of the Pacific Select Fund.

Valuation Date – Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day, and the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. Any transaction called for on or as of any day is effected as of the end of that day. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Valuation Date, such transaction or event will be deemed to occur on the next following Valuation Date, unless otherwise specified.

Valuation Period – A period used in measuring the investment experience of each Variable Account of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account – A separate account of ours or a subaccount of the Separate Account. Each Variable Account invests its assets in shares of a corresponding Portfolio.

Variable Annuities Division – Our Division that services the Contract. The addresses of the Annuities Division are on the back cover of the Prospectus.

Variable Investment Option – A subaccount of the Separate Account.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to us. The Table of Contents of the Statement of Additional Information is set forth below:

PERFORMANCE INFORMATION	1
TAX DEFERRED ACCUMULATION	6
DISTRIBUTION OF THE CONTRACT	7
Pacific Select Distributors, Inc.	7
GENERAL INFORMATION AND HISTORY	8
Dollar Cost Averaging	8
Portfolio Rebalancing Option	8
Safekeeping of Assets	9
Dividends	9
Misstatements	9
FINANCIAL STATEMENTS	9
INDEPENDENT AUDITORS	9

APPENDIX

EXAMPLES OF CONTINGENT DEFERRED SALES CHARGE

The following examples illustrate the operation of the contingent deferred sales charge.

Example 1:

A Contract Owner makes a single premium payment of $10,000 in the first Contract Year and the Contract’s Accumulated Value grows to $15,000 in the fifth Contract Year. A partial withdrawal of $11,000 is requested at that time and no prior withdrawals have been made.

Basis of Charge	Rate of Charge	Explanation
$1,000	0%	10% free withdrawal amount on premium Age 5—No charge imposed.
9,000	3%	Applied against remaining premium Age 5.
1,000	0%	No charge imposed on an amount in excess of aggregate premiums received in last 5 Contract Years.

The contingent deferred sales charge would be $270.

Example 2:

A Contract Owner makes an initial premium payment of $5,000 in the first Contract Year, and subsequent premium payments of $2,000 in the second, third, and fourth Contract Years for total premiums of $11,000, and the Contract’s Accumulated Value has grown to $17,000 in the sixth Contract Year. A withdrawal of $12,000 is requested in the sixth Contract Year and no prior withdrawals have been made.

Basis of Charge	Rate of Charge	Explanation
$5,000	0%	Applied against premiums Age 6—No charge imposed.
600	0%	10% free withdrawal amount applied against premium Age 5.
1,400	3%	Applied against remaining premium Age 5.
2,000	4%	Applied against premium Age 4.
2,000	5%	Applied against premium Age 3.
1,000	0%	No charge imposed on an amount in excess of aggregate premium received in last 5 Contract Years.

The contingent deferred sales charge would be $222.

Example 3:

A Contract Owner makes a single premium payment of $12,000 and has received four quarterly scheduled withdrawals of $200 in the second Contract Year. An unscheduled partial withdrawal was also made of $500 after the third scheduled withdrawal.

Basis of Charge	Rate of Charge	Explanation
$200	0%	10% free withdrawal amount on premium Age 2—No charge imposed.
200	0%	10% free withdrawal amount on premium Age 2—No charge imposed.
200	0%	10% free withdrawal amount on premium Age 2—No charge imposed.
500	0%	10% free withdrawal amount on premium Age 2—No charge imposed.
100	0%	10% free withdrawal amount on premium Age 2—No charge imposed.
100	6%	Applied against premium Age 2.

The contingent deferred sales charge would be $6.

"

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

To receive a current copy of the Pacific Select Variable Annuity SAI without charge call

(800) 722-2333, or complete the following and send it to:

Pacific Life Insurance Company

Post Office Box 7187

Pasadena, CA 91109-7187

Name

Address

City                                                                                                   State                                   Zip

PH02/533003.29

PACIFIC SELECT VARIABLE ANNUITY	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Variable Annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your registered representative or contact us.

You’ll find more information about the Pacific Select Variable Annuity Contract and the Pacific Select Variable Annuity Separate Account in the Statement of Additional Information (SAI) dated May 1, 2003.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find the table of contents for the SAI on page 56 of this Prospectus.

You can get a copy of the SAI at no charge by calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

How to contact us

Call or write to us at:

Pacific Life Insurance Company

P.O. Box 7187

Pasadena, California 91109-7187

1-800-722-2333

6 a.m. through 5 p.m. Pacific time

Send Purchase Payments, other payments and application forms:

By mail

Pacific Life Insurance Company

P.O. Box 100060

Pasadena, California 91189-0060

By overnight delivery service

Pacific Life Insurance Company

1111 South Arroyo Parkway, Suite 205

Pasadena, California 91105

How to contact the SEC	Public Reference Section of the SEC Washington, D.C. 20549-6009 1-800-SEC-0330 Internet: www.sec.gov

Pacific Life Insurance Company

700 Newport Center Drive

Newport Beach, CA 92660

(800) 722-2333

Mailing address:

P.O. Box 7187

Pasadena, CA 91109-7187

Visit us at our website: www.PacificLife.com

* Membership promotes ethical market conduct for individual life insurance and annuities

Mailing address:

Pacific Life Insurance Company

P.O. Box 7187

Pasadena, California 91109-7187

ADDRESS SERVICE REQUESTED

249-3A

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

PACIFIC SELECT VARIABLE ANNUITY

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

Pacific Select Variable Annuity (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2003, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Subject to state approval, the optional Guaranteed Protection Advantage (GPA) Rider is only available if the Effective Date of the Rider is before April 1, 2003. Accordingly, all references to the GPA throughout this SAI are subject to this disclosure. Ask your registered representative about its respective current status.

Pacific Life Insurance Company

Mailing address: P.O. Box 7187

Pasadena, CA 91109-7187

(800) 722-2333

i

PERFORMANCE INFORMATION

Performance information for the Variable Accounts of the Separate Account, including the yield and effective yield of the Variable Account investing in the Fund’s Money Market Portfolio (“Money Market Variable Account”), the yield of the remaining Variable Accounts, and the total return of all Variable Accounts, may appear in advertisements, reports, and promotional literature to current or prospective Owners.

Current yield for the Money Market Variable Account will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of the Variable Account’s expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by  365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1) (To the power of  365/7)] - 1

Quotations of yield for the remaining Variable Accounts will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

YIELD = 2[ (a-b + 1) (To the power of 6) - 1]

__

cd

where	a	=	net investment income earned during the period by the Portfolio attributable to shares owned by the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per Accumulation Unit on the last day of the period.

At December 31, 2002, the Money Market Variable Account current yield was -0.38% and the effective yield was -0.38%.

Quotations of average annual total return for any Variable Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Variable Account), calculated pursuant to the following formula:  P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return,  n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Performance information for Variable Accounts may also be advertised based on the historical performance of the Fund Portfolio underlying the Variable Account for periods beginning prior to the date each Variable Account commenced operations. Any such performance calculation will be based on the assumption that the Variable Account corresponding to the applicable Fund Portfolio was in existence throughout the stated period and that the contractual charges and expenses of the Variable Account during that period were equal to those currently assessed under the Contract. Quotations of total return may simultaneously be shown for the same or other periods that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee.

Performance information for a Variable Account may be compared, in reports and promotional literature, to various benchmarks that measure the performance of a pertinent group of securities so that investors may compare a Variable Account’s results with those of a group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. Performance information may also be compared to (i) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (“Lipper”) a widely used independent research

1

firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Variable Account reflects only the performance of a hypothetical Contract under which an Owner’s Accumulated Value is allocated to a Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including (i) the ranking of any Variable Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Variable Account’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) our rating or a rating of our claims paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

2

The following table presents the annualized total return for each Variable Account, for the periods ended December 31, 2002 and for the period from each such Variable Account’s commencement of operations through December 31, 2002. The table is based on a Contract for which the average initial premium is approximately $45,000. The accumulated value (AV) reflects the deductions for all contractual expenses except the contingent deferred sales charge. The full withdrawal value (FWV) reflects the deduction for all contractual expenses. The information presented also includes data representing unmanaged market indices.

The results shown in this section are not an estimate or guarantee of future investment performance.

Historical Separate Account Performance

Annualized Rates of Return for Periods Ended December 31, 2002

All numbers are expressed as a percentage

	1 Year*		3 Years		5 Years		10 Years		Since Inception*
Variable Accounts	AV	FWV	AV	FWV	AV	FWV	AV	FWV	AV	FWV
Blue Chip[1]	(27.04)	(32.44)							(23.50)	(27.16)
Aggressive Growth[1]	(23.48)	(28.88)							(22.24)	(25.84)
Diversified Research[1]	(25.32)	(30.72)							(8.02)	(9.86)
Small-Cap Equity	(24.71)	(30.11)	(17.95)	(20.24)	(4.04)	(4.69)	5.29	5.29	5.29	5.29
International Large-Cap[1]	(18.84)	(24.24)	(20.37)	(22.81)					(20.37)	(22.84)
I-Net TollkeeperSM[1]	(39.54)	(44.94)							(39.26)	(43.40)
Financial Services[1]	(15.84)	(21.24)							(12.31)	(15.48)
Health Sciences[1]	(24.44)	(29.84)							(17.10)	(20.46)
Technology[1]	(47.16)	(52.56)							(44.60)	(49.77)
Telecommunications[1]	(47.86)	(53.26)							(47.75)	(53.26)
Growth LT	(30.03)	(35.43)	(27.94)	(30.96)	2.71	2.22			9.10	9.10
Focused 30[1]	(30.46)	(35.86)							(27.32)	(30.38)
Mid-Cap Value	(15.72)	(21.12)	5.04	3.67					4.74	3.94
International Value[2]	(15.17)	(20.57)	(17.10)	(19.34)	(6.41)	(7.12)	2.82	2.82	2.82	2.82
Capital Opportunities[1]	(27.86)	(33.26)							(22.53)	(26.14)
Global Growth[1]	(20.68)	(26.08)							(18.49)	(21.91)
Equity Index[3]	(23.49)	(28.89)	(16.05)	(18.23)	(2.28)	(2.88)	7.42	7.42	7.42	7.42
Small-Cap Index[3]	(22.35)	(27.75)	(9.58)	(11.45)					(3.40)	(4.43)
Multi-Strategy[4]	(14.34)	(19.74)	(6.08)	(7.82)	0.36	(0.18)	5.58	5.58	5.58	5.58
Main Street® Core[4] (formerly called Large-Cap Core)	(29.47)	(34.87)	(16.51)	(18.72)	(4.47)	(5.12)	4.94	4.94	4.94	4.94
Emerging Markets[4]	(4.48)	(9.88)	(18.37)	(20.69)	(9.91)	(10.74)			(8.45)	(8.46)
Inflation Managed[5]	13.78	8.38	8.83	7.55	6.04	5.61	5.80	5.80	5.80	5.80
Managed Bond	9.32	3.92	8.32	7.03	5.75	5.31	6.01	6.01	6.01	6.01
Money Market	(0.06)	(5.46)	2.29	0.84	2.81	2.32	2.88	2.88	2.88	2.88
High Yield Bond	(4.42)	(9.82)	(3.25)	(4.88)	(1.50)	(2.08)	4.02	4.02	4.02	4.02
Equity Income[1]	(14.73)	(20.19)							(14.71)	(20.18)
Research[1]	(22.25)	(27.72)							(22.24)	(27.71)
Equity[1]	(27.60)	(33.00)	(25.65)	(28.47)	(6.31)	(7.02)			3.47	3.46
Aggressive Equity[6]	(26.20)	(31.60)	(22.38)	(24.95)	(8.10)	(8.87)			(4.82)	(4.83)
Large-Cap Value	(24.10)	(29.50)	(6.45)	(8.19)					(2.59)	(3.60)
Comstock[1,7] (formerly called Strategic Value)	(23.31)	(28.71)							(16.67)	(19.24)
Real Estate	(1.77)	(7.17)	11.21	9.99					7.88	7.14
Mid-Cap Growth[1,7]	(47.83)	(53.23)							(35.43)	(39.81)

[1]	Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap Portfolios; May 1, 2000 for the I-Net Tollkeeper Portfolio; October 2, 2000 for the Comstock and Focused 30 portfolios; January 2, 2001 for the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios; and January 2, 2002 for the Equity Income and Research Portfolios.

[2]	Lazard Asset Management began managing the International Value Portfolio effective January 1, 2001. Effective dates of prior manager changes are: January 1, 1994 and June 1, 1997.

[3]	Mercury Advisors began managing the Equity Index and Small-Cap Index Portfolios effective January 1, 2000.

[4]	OppenheimerFunds, Inc. began managing the Multi-Strategy, Main Street® Core and Emerging Markets Portfolios effective January 1, 2003. Effective dates of prior manager changes were, for the Emerging Markets Portfolio: January 1, 2000; for Main Street Core: January 1, 1994, at which time some investment policies changed; and for the Multi-Strategy: January 1, 1994, at which time the investment objective and some investment policies also changed.

3

[5]	Prior to May 1, 2001, the investment focus of the Inflation Managed Portfolio differed.

[6]	Putnam Investment Management, LLC began managing the Equity and Aggressive Equity Portfolios effective December 1, 2001. Effective dates of prior manager changes for both Portfolios were May 1, 1998, at which time some investment policies changed. The performance of the Equity Portfolio prior to 1995 is based on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

[7]	Van Kampen began managing the Comstock Portfolio (formerly called Strategic Value) and Mid-Cap Growth Portfolio effective May 1, 2003.

*	Total return not annualized for periods less than one full year.

The Short Duration Bond and Small-Cap Value Subaccounts started operations after December 31, 2002 and there is no historical value available for these Subaccounts.

In order to help you understand how investment performance can affect your Variable Account Accumulated Value, we are including performance information based on the historical performance of the Portfolios of the Fund. The information presented also includes data representing unmanaged market indices.

The following table represents what the performance of the Variable Accounts would have been if the Variable Accounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio’s (or predecessor series’) inception or for the indicated period. Eight of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988. The Equity Index Portfolio has been in operation since January, 30, 1991; the Growth LT Portfolio since January 4, 1994; the Aggressive Equity and Emerging Markets Portfolios since April 1, 1996; the Mid-Cap Value, Small-Cap Index, Real Estate, and Large-Cap Value Portfolios since January 4, 1999; the Diversified Research and International Large-Cap Portfolios since January 3, 2000; the I-Net Tollkeeper Portfolio since May 1, 2000; the Comstock (formerly called Strategic Value) and Focused 30 Portfolios since October 2, 2000; the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios since January 2, 2001, and the Equity Income and Research Portfolios since January 2, 2002. Historical performance information for the Equity Portfolio is based in part on the performance of the Portfolio’s predecessor series which was a series of the Pacific Corinthian Variable Fund that began its first full year of operations January 1, 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Variable Accounts had not commenced operations until July 24, 1990 or later, as indicated in the chart above, however, and because the Contracts were not available during this period; these are not actual performance numbers for the Variable Accounts or for the Contract.

4

These are hypothetical total return numbers that represent the actual performance of the Portfolios, adjusted for the fees and charges applicable to the Contract. The accumulated value (AV) reflects the deduction for all contractual expenses except the contingent deferred sales charge. The full withdrawal value (FWV) reflects the deduction for all contractual expenses. Any charge for premium taxes and/or any other taxes are not reflected in these data, and reflection of the annual Maintenance Fee assumes an average Contract size of $45,000.

The results shown in this section are not an estimate or guarantee of future investment performance.

Historical and Hypothetical Separate Account Performance

Annualized Rates of Return for Periods Ended December 31, 2002

All numbers are expressed as a percentage

	1 Year*		3 Year		5 Year		10 Year		Since Inception*
Variable Accounts	AV	FWV	AV	FWV	AV	FWV	AV	FWV	AV	FWV
Blue Chip[1]	(27.04)	(32.44)							(23.39)	(27.05)
Aggressive Growth[1]	(23.48)	(28.88)							(22.13)	(25.73)
Diversified Research[1]	(25.32)	(30.72)							(7.89)	(9.72)
Small-Cap Equity	(24.71)	(30.11)	(17.95)	(20.24)	(4.04)	(4.69)	5.29	5.29	5.29	5.29
International Large-Cap[1]	(18.84)	(24.24)	(20.37)	(22.81)					(20.25)	(22.72)
I-Net TollkeeperSM[1]	(39.54)	(44.94)							(39.17)	(43.33)
Financial Services[1]	(15.84)	(21.24)							(12.18)	(15.35)
Health Sciences[1]	(24.44)	(29.84)							(16.98)	(20.34)
Technology[1]	(47.16)	(52.56)							(44.52)	(49.69)
Telecommunications[1]	(47.86)	(53.26)							(47.68)	(53.18)
Growth LT	(30.03)	(35.43)	(27.94)	(30.96)	2.71	2.22			9.26	9.26
Focused 30[1]	(30.46)	(35.86)							(27.21)	(30.31)
Mid-Cap Value	(15.72)	(21.12)	5.04	3.67					4.90	4.09
International Value[2]	(15.17)	(20.57)	(17.10)	(19.34)	(6.41)	(7.12)	2.82	2.82	2.82	2.82
Capital Opportunities[1]	(27.86)	(33.26)							(22.41)	(26.02)
Global Growth[1]	(20.68)	(26.08)							(18.37)	(21.79)
Equity Index[3]	(23.49)	(28.89)	(16.05)	(18.23)	(2.28)	(2.88)	7.42	7.42	7.42	7.42
Small-Cap Index[3]	(22.35)	(27.75)	(9.58)	(11.45)					(3.26)	(4.29)
Multi-Strategy[4]	(14.34)	(19.74)	(6.08)	(7.82)	0.36	(0.18)	5.58	5.58	5.58	5.58
Main Street® Core[4] (formerly called Large-Cap Core)	(29.47)	(34.87)	(16.51)	(18.72)	(4.47)	(5.12)	4.94	4.94	4.94	4.94
Emerging Markets[4]	(4.48)	(9.88)	(18.37)	(20.69)	(9.91)	(10.74)			(8.31)	(8.33)
Inflation Managed[5]	13.78	8.38	8.83	7.55	6.04	5.61	5.80	5.80	5.80	5.80
Managed Bond	9.32	3.92	8.32	7.03	5.75	5.31	6.01	6.01	6.01	6.01
Money Market	(0.06)	(5.46)	2.29	0.84	2.81	2.32	2.88	2.88	2.88	2.88
High Yield Bond	(4.42)	(9.82)	(3.25)	(4.88)	(1.50)	(2.08)	4.02	4.02	4.02	4.02
Equity Income[1]	(14.73)	(20.19)							(14.60)	(20.06)
Research[1]	(22.25)	(27.72)							(22.13)	(27.60)
Equity[1]	(27.60)	(33.00)	(25.65)	(28.47)	(6.31)	(7.02)	3.59	3.59	3.59	3.59
Aggressive Equity[6]	(26.20)	(31.60)	(22.38)	(24.95)	(8.10)	(8.87)			(4.68)	(4.69)
Large-Cap Value	(24.10)	(29.50)	(6.45)	(8.19)					(2.44)	(3.45)
Comstock[1,7] (formerly called Strategic Value)	(23.31)	(28.71)							(16.55)	(19.15)
Real Estate	(1.77)	(7.17)	11.21	9.99					8.03	7.29
Mid-Cap Growth[1,7]	(47.83)	(53.23)							(35.34)	(39.71)

Major Indices	1 Year	3 Years	5 Years	10 Years
60% Standard & Poor's 500 Composite Stock Price and 40% Lehman Brothers Aggregate Bond	(9.82)	(4.92)	3.10	8.93
Credit Suisse First Boston High Yield	3.10	1.12	1.44	6.52
Lehman Brothers Aggregate Bond	10.25	10.10	7.55	7.51
Lehman Brothers Global Real: U.S. TIPS	16.56	12.49	8.66	N/A
Lehman Brothers Government Bond	11.50	10.63	7.77	7.56
Lehman Brothers Goverment/Credit	11.02	10.44	7.61	7.61
Merrill Lynch 3-Month U.S. T-Bill	1.78	4.11	4.48	4.64
Morgan Stanley Capital International All Country World Free	(19.32)	(16.60)	N/A	N/A
Morgan Stanley Capital International Europe, Australasia & Far East	(15.94)	(17.24)	(2.91)	3.99
Morgan Stanley Capital International Emerging Markets Free	(6.00)	(13.97)	(4.58)	1.31
North American Real Estate Investment Trust Equity	3.81	14.33	3.29	10.53
Russell 1000 Growth	(27.88)	(23.64)	(3.84)	6.70
Russell 1000 Value	(15.52)	(5.14)	1.16	10.80
Russell 2000	(20.48)	(7.54)	(1.36)	7.15
Russell 2500	(17.80)	(4.62)	1.57	9.29
Russell 2500 Growth	(29.09)	(19.05)	(3.19)	5.20
Russell Mid-Cap	(16.19)	(5.04)	2.19	9.92
Russell Mid-Cap Growth	(27.41)	(20.02)	(1.82)	6.71
Standard & Poor's 500 Composite Stock Price	(22.09)	(14.54)	(0.58)	9.34

[1]

Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap Portfolios; May 1, 2000 for the I-Net Tollkeeper Portfolio; October 2, 2000 for the Comstock and Focused 30 portfolios; January 2, 2001 for the Blue Chip, Aggressive Growth,

5

Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios; and January 2, 2002 for the Equity Income and Research Portfolios.

[2]	Lazard Asset Management began managing the International Value Portfolio effective January 1, 2001. Effective dates of prior manager changes are: January 1, 1994 and June 1, 1997.

[3]	Mercury Advisors began managing the Equity Index and Small-Cap Index Portfolios effective January 1, 2000.

[4]	OppenheimerFunds, Inc. began managing the Multi-Strategy, Main Street® Core and Emerging Markets Portfolios effective January 1, 2003. Effective dates of prior manager changes were, for the Emerging Markets Portfolio: January 1, 2000; for Main Street Core: January 1, 1994, at which time some investment policies changed; and for the Multi-Strategy: January 1, 1994, at which time the investment objective and some investment policies also changed.

[5]	Prior to May 1, 2001, the investment focus of the Inflation Managed Portfolio differed.

[6]	Putnam Investment Management, LLC began managing the Equity and Aggressive Equity Portfolios effective December 1, 2001. Effective dates of prior manager changes for both Portfolios were May 1, 1998, at which time some investment policies changed. The performance of the Equity Portfolio prior to 1995 is based on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

[7]	Van Kampen began managing the Comstock Portfolio (formerly called Strategic Value) and Mid-Cap Growth Portfolio effective May 1, 2003.

*	Total return not annualized for periods less than one full year.

TAX DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value under an annuity contract until some form of distribution is made under the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract versus accumulation from an investment on which gains are taxed on a current ordinary income basis. The chart portrays accumulation of a $10,000 investment, assuming hypothetical gross annual rates of return of 0%, 4% and 8%, compounded annually, and a tax bracket of 36%. Values for the taxable investment are presented with the assumption that annual taxes are paid from returns of the investment and they do not reflect the deduction of any management fees or other expenses. The values shown for the variable annuity do not reflect the deduction of contractual expenses, such as the Mortality and Expense Risk Charge (equal to an annual rate of 1.25% of each Variable Account’s average daily net assets), the monthly Administrative Charge (equal to an annual rate of 0.15% of each Variable Account’s Accumulated Value), the annual Maintenance Fee of $30, any Transfer Fee (equal to $10.00 per transfer for the thirteenth and subsequent transfers occurring during a Contract year), any charge for the optional GPA Rider (equal to a maximum annual rate of 0.10% average daily Account Value) or Premium Tax Charge or the investment advisory fees and operating expenses of the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 6% of the amount withdrawn attributable to Premium Payments that are two years old or less, 5% of the amount withdrawn attributable to Premium Payments that are three years old, 4% of the amount withdrawn attributable to Premium Payments that are four years old, 3% of the amount withdrawn attributable to Premium Payments that are five years old, and 0% of the amount withdrawn attributable to Premium Payments that are six years old or older. Each Investment is considered one year old in the Contract year it is received by us and increases in Age by one on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge to the extent that total withdrawals that are free of charge during the Contract year do not exceed 10% of the sum of your Premium Payments paid up to the date of the withdrawal, plus premium paid in the previous four Contract years. If these expenses were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the periods shown. The chart assumes a full withdrawal, at the end of the periods shown, of all Accumulated Value and the payment of taxes at the 36% tax rate on the amount in excess of the Premium Payments.

The rates of returns illustrated are hypothetical and are not a guarantee of performance. Tax rates may vary for different assets and taxpayers from the 36% used in the chart, which would result in different values than those shown on the chart and withdrawals and surrenders by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

6

Power of Tax Deferral

$10,000 investment at annual rates of 0%, 4% and 8% taxed @ 36%

DISTRIBUTION OF THE CONTRACT

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., a subsidiary of ours, acts as the principal underwriter (“distributor”) of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for acting as principal underwriter under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2002, 2001, and 2000 was $22,331,256, $22,217,883, and $33,892,342, respectively, of which $0 was retained.

7

GENERAL INFORMATION AND HISTORY

For a description of the Individual Flexible Premium Variable Accumulation Deferred Annuity Contract (the “Contract”), Pacific Life, and the Pacific Select Variable Annuity Separate Account (the “Separate Account”), see the Prospectus. This SAI contains information that supplements the information in the Prospectus. Defined terms used in this SAI have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.

Dollar Cost Averaging Option

We currently offer an option under which Contract Owners may dollar cost average their allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the limitation on the Growth Variable Account.

Contract Owners may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar Cost Averaging allocations may not be made from the Fixed Account and a Variable Account at the same time.

You may request Dollar Cost Averaging by sending a proper request to us. You must designate the Variable Account or Fixed Account from which the transfers will be made, the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfers will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

To elect the Dollar Cost Averaging Option, the Accumulated Value in the Variable Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000. The Dollar Cost Averaging request will not be considered complete until the Contract Owner’s Accumulated Value in the Variable Account from which the transfers will be made is at least $5,000. After we have received a Dollar Cost Averaging request in proper form, we will transfer Accumulated Value in amounts designated by you from the Variable Account or Fixed Account from which transfers are to be made to the Variable Account or Accounts you have chosen. (The minimum amount or percentages that may be transferred to any one Variable Account is $50). After the Free Look Period, the first transfer will be effected on the Contract’s Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by you, coincident with or next following receipt by us of a Dollar Cost Averaging request in proper form, and subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as designated by the Contract Owner until the total amount elected has been transferred, or until Accumulated Value in the Fixed Account or Variable Account from which transfers are made has been depleted. Amounts periodically transferred under this Option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

You may instruct us at any time to terminate the option. In that event, the Accumulated Value in the Variable Account or Fixed Account from which transfers were being made that has not been transferred will remain in that Account unless you instruct otherwise. If you wish to continue transferring on a Dollar Cost Averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account or Fixed Account has been depleted, or after the Dollar Cost Averaging Option has been cancelled, a new Dollar Cost Averaging request must be sent to us. The Variable Account from which transfers are to be made must meet the minimum amount of Accumulated Value requirement. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

Portfolio Rebalancing Option

Portfolio rebalancing allows Contract Owners who are not currently Dollar Cost Averaging to maintain the percentage of Accumulated Value allocated to each Variable Investment Option at a pre-set level during the Accumulation Period. For example, you could specify that 30% of the Contract’s Accumulated Value be allocated

8

to the Equity Index Variable Account, 40% in the Managed Bond Variable Account, and 30% in the Growth LT Variable Account. Over time, the variations in each Variable Account’s investment results will shift this balance of your Accumulated Value in the Contract. If you elect the portfolio rebalancing feature, we will automatically transfer the Accumulated Value back to the percentages you specified.

You may request portfolio rebalancing by sending a proper written request to us during the Accumulation Period. You must designate the percentages to allocate to each Variable Account and the desired frequency of rebalancing, which may be on a quarterly, semi-annual or annual basis. You may specify a date for the first rebalance, or we will treat the request as if you selected the request’s effective date. If you specify a date fewer than 30 days after the Contract Date, the first rebalance will be delayed one month, and if rebalancing was requested on the application with no specific date, rebalancing will occur one period after the Contract Date. You may instruct us at any time to terminate the portfolio rebalancing option by written request. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Variable Accounts. These assets are held separate and apart from the assets of our general account and our other separate accounts.

Dividends

The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to the Contract’s Accumulated Value. If no election is made by you, the dividend will be added to the Accumulated Value. We will allocate any dividend to Accumulated Value in accordance with your most recent premium allocation instructions, unless instructed. You should consult with your tax adviser before making an election.

Misstatements

If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by us under the Contract shall be such as the Accumulated Value would have provided for the correct age or sex (unless unisex rates apply).

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Pacific Select Variable Annuity Separate Account as of December 31, 2002 and the related statements of operations for the year then ended and statements of changes in net assets and financial highlights for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Pacific Select Variable Annuity Separate Account dated December 31, 2002. Pacific Life’s consolidated financial statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT AUDITORS

The consolidated financial statements of Pacific Life as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

9

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.

DELOITTE & TOUCHE LLP

Costa Mesa, CA

March 10, 2003

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2002	2001

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$20,747	$17,047
Equity securities available for sale, at estimated fair value	162	266
Trading securities, at estimated fair value	572	458
Mortgage loans	3,123	2,933
Real estate	153	183
Policy loans	5,115	4,899
Other investments	3,076	2,793

TOTAL INVESTMENTS	32,948	28,579
Cash and cash equivalents	581	510
Deferred policy acquisition costs	2,261	2,113
Accrued investment income	431	377
Other assets	760	642
Separate account assets	19,241	23,458

TOTAL ASSETS	$56,222	$55,679

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Universal life and investment-type products	$25,717	$21,796
Future policy benefits	4,775	4,580
Short-term and long-term debt	475	439
Other liabilities	1,797	1,687
Separate account liabilities	19,241	23,458

TOTAL LIABILITIES	52,005	51,960

Commitments and contingencies (Note 18)
Stockholder’s Equity:
Common stock – $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	153	151
Unearned ESOP shares	(42)	(3)
Retained earnings	3,300	3,271
Accumulated other comprehensive income	776	270

TOTAL STOCKHOLDER’S EQUITY	4,217	3,719

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$56,222	$55,679

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
REVENUES
Universal life and investment-type product policy fees	$857	$821	$769
Insurance premiums	1,058	812	552
Net investment income	1,678	1,628	1,683
Net realized investment gain (loss)	(274)	(14)	997
Commission revenue	162	181	270
Other income	215	225	209

TOTAL REVENUES	3,696	3,653	4,480

BENEFITS AND EXPENSES
Policy benefits paid or provided	1,460	1,163	879
Interest credited to universal life and investment-type products	1,075	1,029	997
Commission expenses	560	524	576
Operating expenses	684	634	575

TOTAL BENEFITS AND EXPENSES	3,779	3,350	3,027

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES (BENEFIT)	(83)	303	1,453
Provision for income taxes (benefit)	(112)	55	458

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE TO CHANGES IN ACCOUNTING PRINCIPLES	29	248	995
Cumulative adjustments due to changes in accounting principles, net of taxes		(7)

NET INCOME	$29	$241	$995

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other Comprehensive Income (Loss)
	Common Stock	Paid-in Capital	Unearned ESOP Shares	Retained Earnings	Unrealized Gain (Loss) on Derivatives and Securities Available for Sale, Net	Minimum Pension Liability Adjustment	Unrealized Gain on Interest in PIMCO, L.P., Net	Total

				(In Millions)

BALANCES, JANUARY 1, 2000	$30	$140	$(12)	$2,035	$(278)			$1,915
Comprehensive income:
Net income				995				995
Other comprehensive income					232		$77	309

Total comprehensive income								1,304
Other equity adjustments		5						5
Allocation of unearned ESOP shares		2	6					8

BALANCES, DECEMBER 31, 2000	30	147	(6)	3,030	(46)		77	3,232
Comprehensive income:
Net income				241				241
Other comprehensive income					128		111	239

Total comprehensive income								480
Other equity adjustments		1						1
Allocation of unearned ESOP shares		3	3					6

BALANCES, DECEMBER 31, 2001	30	151	(3)	3,271	82		188	3,719
Comprehensive income:
Net income				29				29
Other comprehensive income (loss)					325	$(44)	225	506

Total comprehensive income								535
Issuance of ESOP note			(46)					(46)
Allocation of unearned ESOP shares		2	7					9

BALANCES, DECEMBER 31, 2002	$30	$153	$(42)	$3,300	$407	$(44)	$413	$4,217

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$29	$241	$995
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization on fixed maturity securities	(81)	(73)	(72)
Depreciation and other amortization	38	26	36
Earnings of equity method investees	(3)	(6)	(23)
Deferred income taxes	(8)	56	424
Net realized investment (gain) loss	274	14	(997)
Net change in deferred policy acquisition costs	(148)	(317)	(350)
Interest credited to universal life and investment-type products	1,075	1,029	997
Change in trading securities	(114)	(387)	29
Change in accrued investment income	(54)	(42)	(48)
Change in future policy benefits	195	38	156
Change in other assets and liabilities	105	189	24

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,308	768	1,171

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(6,228)	(4,852)	(2,903)
Sales	921	944	1,595
Maturities and repayments	2,155	1,652	1,601
Repayments of mortgage loans	315	682	700
Proceeds from sales of real estate	28	44	1
Purchases of mortgage loans and real estate	(498)	(593)	(806)
Change in policy loans	(216)	(219)	(422)
Other investing activity, net	254	417	(664)

NET CASH USED IN INVESTING ACTIVITIES	(3,269)	(1,925)	(898)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	6,820	4,690	4,090
Withdrawals	(4,787)	(3,320)	(4,734)
Net change in short-term and long-term debt	36	80	135
Purchase of ESOP note	(46)
Allocation of unearned ESOP shares	9	6	8

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	2,032	1,456	(501)

Net change in cash and cash equivalents	71	299	(228)
Cash and cash equivalents, beginning of year	510	211	439

CASH AND CASH EQUIVALENTS, END OF YEAR	$581	$510	$211

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid (received)	$11	$(48)	$74
Interest paid	$20	$23	$28

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life’s primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

NEW ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2001, the Company adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities – an amendment of SFAS No. 133. SFAS No. 133 and SFAS No. 138 establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. All derivatives, whether designated in hedging relationships or not, are required to be recorded at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). If the derivative is designated as a cash flow hedge, changes in the fair value of the derivative are recorded in other comprehensive income (loss) (OCI) and are recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in fair value of the derivative is recorded in net realized investment gain (loss).

Upon adoption of SFAS No. 133 and SFAS No. 138, the Company recorded an increase to net income of $1 million, net of taxes, as a cumulative adjustment due to a change in accounting principle. This increase was primarily attributable to recording derivatives not designated as hedges at fair value, offset by the recording of initial ineffectiveness on fair value hedges. In addition, upon adoption, the Company recorded an increase to accumulated OCI of $38 million, net of taxes. This increase was primarily attributable to the designation of derivatives as fair value hedges. Gains and losses on derivatives that were previously deferred as adjustments to the carrying amount of the hedged items were not affected by the implementation of SFAS No. 133 and SFAS No. 138.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Upon adoption of SFAS No. 133 and SFAS No. 138, the Company transferred $306 million of fixed maturity securities available for sale into the trading category. The transfer resulted in a reclassification of unrealized losses of $4 million, net of taxes, from accumulated OCI into net realized investment gain (loss).

The FASB is currently deliberating the issuance of a proposed statement that would amend SFAS No. 133. The proposed statement will address and resolve certain pending FASB Derivatives Implementation Group (DIG) issues. The outcome of the pending DIG issues and other provisions of the statement could impact the Company’s accounting for beneficial interests, loan commitments and other transactions deemed to be derivatives under the new statement. The Company’s accounting for such transactions is currently based on management’s best interpretation of the accounting literature as of March 10, 2003.

Effective April 1, 2001, the Company adopted Emerging Issues Task Force (EITF) Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. Under EITF Issue No. 99-20, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for a decline in value, which is other than temporary. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. Upon adoption of EITF Issue No. 99-20, the Company recorded a decrease to net income of $8 million, net of taxes, as a cumulative adjustment due to a change in accounting principle.

Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 142 requires that goodwill shall not be amortized and shall be tested for impairment annually. Other intangible assets shall be amortized over their useful lives. The Company ceased goodwill amortization as of January 1, 2002 and as a result, the Company’s net income increased approximately $2 million for the year ended December 31, 2002. The Company’s goodwill asset of $47 million, included in other assets, was not considered impaired. In addition, Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. (PIMCO L.P.), adopted SFAS No. 142 effective January 1, 2002. As a result, PIMCO L.P.’s distributions allocated to net investment income increased approximately $17 million for the year ended December 31, 2002.

Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. Adoption of SFAS No. 144 did not have a material impact on the Company’s consolidated financial statements.

In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses the recognition, measurement and reporting of costs associated with exit and disposal activities, including restructuring activities. SFAS No. 146 establishes a change in the requirement for recognition of a liability for a cost associated with an exit or disposal activity. SFAS No. 146 now requires these liabilities to be recognized when actually incurred. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The Company believes that the adoption of SFAS No. 146 will not have a material impact on the Company’s consolidated financial statements.

In November 2002, the FASB issued FASB Interpretation No. 45 (FIN 45), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of the Indebtedness of Others, which clarifies the requirements of SFAS No. 5, Accounting for Contingencies, relating to a guarantor’s accounting for and disclosures of certain guarantees issued. FIN 45 requires enhanced disclosures for certain guarantees. FIN 45 also requires certain guarantees that are issued or modified after December 31, 2002, to be initially recorded on the consolidated statement of financial condition at fair value. For guarantees issued on or before December 31, 2002, liabilities are recorded when and if payments become probable and estimable. As the financial statement

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

recognition provisions are effective prospectively, the Company cannot reasonably estimate the impact of adopting FIN 45 until guarantees are issued or modified in future periods, at which time the related results will be initially reported in the consolidated financial statements.

In January 2003, the FASB issued FASB Interpretation No. 46 (FIN 46), Consolidation of Variable Interest Entities, an Interpretation of APB No. 51, Consolidated Financial Statements. FIN 46 will require identification of the Company’s participation in Variable Interest Entities (VIE), which are defined as entities with a level of invested equity that is not sufficient to fund future activities to permit it to operate on a standalone basis. For entities identified as a VIE, FIN 46 sets forth a model to evaluate potential consolidation based on an assessment of the parties to the VIE (if any) which bears a majority of the exposure to its expected losses, or stands to gain from a majority of the expected returns. FIN 46 is effective for all new VIEs created or acquired after January 31, 2003. For VIEs created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for nonpublic companies no later than December 31, 2004.

The Company is currently assessing the application of FIN 46 as it relates to the Company’s investments and activities in VIEs as follows:

	Assets	Liabilities	Carrying Amount

	(In Millions)
Aviation Capital Group Trust	$697	$703	$7
Managed Collateralized Debt Obligations	419	614	21
Asset and Mortgage-Backed Securities	(a)	(a)	4,482

(a)	Information related to the total assets and total liabilities for the asset and mortgage-backed securities is not currently available.

Aviation Capital Group Holding Corp. (ACG), a majority owned subsidiary of Pacific LifeCorp, sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust) in December 2000. ACG serves as the marketing and administrative agent, as well as a beneficial interest holder in the transaction. As the marketing and administrative agent, ACG earns management fees on the total rents paid, which are recorded in income as earned. ACG recorded marketing and administrative fees of $3 million, $3 million and $0 million for the years ended December 31, 2002, 2001 and 2000, respectively, from Aviation Trust. The carrying value is comprised of beneficial interests issued by Aviation Trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20, as well as equity interests issued by Aviation Trust, which are accounted for under the equity method of accounting.

The Company has sponsored two Collateralized Debt Obligations (CDOs) of high yield debt securities and assumed management of a third CDO. The Company is the collateral manager and a beneficial interest holder in such transactions. The Company earns management fees as the collateral manager on the outstanding asset balance, which are recorded in income as earned. The Company recorded collateral management fees of $1 million for each of the years ended December 31, 2002, 2001 and 2000. The carrying value is comprised of beneficial interests issued by the trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20.

The Aviation Trust and CDOs are not consolidated by the Company since unrelated third parties hold controlling interest through ownership of equity in Aviation Trust and the CDOs, representing at least 3% of the value of the investment’s total assets throughout the life of the investment, and the equity class has the substantive risks and rewards of the residual interest of the investment. The debt issued by Aviation Trust and CDOs are non-recourse to the Company. The carrying value represents the Company’s maximum exposure to loss.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests in asset and mortgage backed investments. These beneficial interests are issued from a bankruptcy-remote special purpose entity (SPE), which are collateralized by financial assets including corporate debt, equipment, and real estate mortgages. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company’s exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. These investments represent debt investments accounted in accordance with SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and certain investments are also accounted for under the prospective method in accordance with EITF Issue No. 99-20.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs (DAC), recorded as a component of OCI. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary and changes in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. Impairment adjustments are included in net realized investment gain (loss). The evaluation to determine whether a decline in value is other than temporary includes an assessment as to whether the decline is significant, the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, the duration and extent to which the market value has been significantly less than cost and the financial condition and assessment of the issuer’s ability to continue as a viable entity. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

During the year ended December 31, 2002, the Company transferred certain equity securities from available for sale to trading securities. A loss of $18 million was reflected in net realized investment gain (loss) from this transfer.

For mortgage-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans, net of valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Real estate is carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded under the equity method of accounting and are included in other investments. When investees have adjustments to their equity that are other than net income or OCI, the Company records these amounts as other equity adjustments.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Low income housing related investments qualifying for tax credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method, if they meet certain requirements including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes (benefit). For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes (benefit). The amortization recorded in net investment income was $26 million, $27 million and $33 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company’s beneficial economic interest in PIMCO L.P. (interest in PIMCO L.P.) is accounted for using the cost method since the Company has virtually no influence over PIMCO L.P.’s operating and financial policies. Previous to December 31, 2002, the interest in PIMCO L.P. was held by Pacific Asset Management LLC and subsidiaries (PAM), a wholly owned subsidiary. Effective December 31, 2002, PAM declared and distributed $301 million of its interest in PIMCO L.P. to Pacific Life. The interest in PIMCO L.P., which is included in other investments, is reported as of December 31, 2002, at an estimated fair value of $2,054 million as determined by the put and call option price described below. Unrealized gains of $354 million, $177 million and $124 million, net of deferred income taxes of $129 million, $66 million and $47 million, for the years ended December 31, 2002, 2001 and 2000, respectively, are reported as a component of OCI.

On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO L.P. other than those beneficially owned by PAM. PAM exchanged its prior ownership interest for a new security, PIMCO L.P. Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the prior ownership interest exchanged. This gain is included in net realized investment gain (loss) for the year ended December 31, 2000. A deferred tax liability of $365 million was also established. Prior to this transaction, the interest in PIMCO L.P. was accounted for under the equity method.

The interest in PIMCO L.P. is subject to a Continuing Investment Agreement with Allianz that provides for put and call options held by the Company and Allianz, respectively. The put option gives the Company the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO L.P. held by the Company. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require the Company, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO L.P. to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

On March 10, 2003, the Continuing Investment Agreement and other related agreements were amended. The amendments limit the quarterly put and/or call options to a maximum of $250 million per quarter through March 2004. In any month subsequent to March 2004, the Company and Allianz can put or call, respectively, all of the beneficial economic interest in PIMCO L.P. held by the Company. Other amendments to these agreements limit the increase or decrease in the value of the put and call options to a maximum of 2% per year of the per unit amount as defined in the Continuing Investment Agreement as of December 31 of the preceding calendar year. The initial value as of December 31, 2002 is approximately $551,900 per unit. The per unit amount is also subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. Distributions from PIMCO L.P. to the Company are dependent on the performance of Pacific Investment Management Company LLC, a subsidiary of PIMCO L.P., and will be subject to certain limitations as defined in the agreements.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred as DAC. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using investment, mortality, expense margins and surrender charge assumptions and estimates. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions and estimates. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in securities available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.

During the year ended December 31, 2002, Pacific Life recorded a pretax expense of $102 million, in addition to periodic amortization expense, reflecting a reduction of the DAC asset relating to its variable annuity products. The reduction was the result of continued deterioration of the equity markets and Pacific Life’s decision to revise certain assumptions, including a reduction in the long-term total return assumption for the underlying investments supporting its variable annuity products from 9.0% to 7.75%.

Value of business acquired (VOBA), included as part of DAC, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The VOBA balance was $92 million and $91 million as of December 31, 2002 and 2001, respectively. VOBA increased due to a shift in the pattern of estimated gross profits.

Components of DAC are as follows:

	Years Ended December 31,

	2002	2001	2000

	(In Millions)
Balance, January 1	$2,113	$1,796	$1,446

Additions:
Capitalized during the year	573	566	646
Amortization:
Allocated to commission expenses	(232)	(181)	(188)
Allocated to operating expenses	(77)	(65)	(54)
Allocated to OCI, net unrealized gains	(116)	(3)	(54)

Total amortization	(425)	(249)	(296)

Balance, December 31	$2,261	$2,113	$1,796

UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

Universal life and investment-type products, including guaranteed interest contracts (GICs) and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited, less accumulated assessments. Interest credited to these policies primarily ranged from 2.0% to 8.0% during 2002, 2001 and 2000.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

FUTURE POLICY BENEFITS

Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2002, 2001 and 2000. Mortality, morbidity and withdrawal assumptions are generally based on the Company’s experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2002 and 2001, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums are recognized as revenues when due. Benefits and expenses, other than DAC, are recognized when incurred.

Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

Commission revenue from Pacific Life’s broker-dealer subsidiaries is recorded on the trade date.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

INCOME TAXES

Pacific Life and its wholly owned life insurance subsidiary domiciled in Arizona, Pacific Life & Annuity Company (PL&A), are taxed as insurance companies for Federal income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated an expense or benefit based principally on the effect of including their operations in PMHC’s returns. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate account assets are recorded at fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

RISKS AND UNCERTAINTIES

The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company’s liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

The Company’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company’s life insurance or annuity products.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining DAC, investment valuation and allowances, derivative valuation, and liabilities for future policy benefits. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the 2002 financial statement presentation.

2.	STATUTORY RESULTS

Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Effective January 1, 2001, the CA DOI required that insurance companies domiciled in the State of California prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, version effective January 1, 2001 (NAIC SAP), subject to any deviations prescribed or permitted by the CA DOI. As a result of adopting NAIC SAP, Pacific Life reported a statutory cumulative effect of change in accounting principle that increased statutory surplus by $229 million as of January 1, 2001.

The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life as compared to the amounts reported as stockholder’s equity and net income included on the accompanying consolidated financial statements:

	December 31,
	2002	2001

	(In Millions)
Statutory capital and surplus	$1,669	$1,869
Deferred policy acquisition costs	2,382	2,124
Accumulated other comprehensive income	776	270
Asset valuation reserve	401	524
Non admitted assets	338	378
Surplus notes	(150)	(150)
Deferred income taxes	(431)	(356)
Insurance and annuity reserves	(737)	(795)
Other	(31)	(145)

Stockholder’s equity as reported herein	$4,217	$3,719

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	STATUTORY RESULTS (Continued)

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Statutory net income	$13	$24	$141
Deferred policy acquisition costs	259	329	393
Statutory expense of minimum
pension liability adjustment	81
Insurance and annuity reserves	58	25	(106)
Deferred income taxes	4	(29)	(87)
Unrealized losses on partnerships and joint ventures	(45)	(31)
Earnings of subsidiaries (Note 1)	(301)	(60)	674
Other	(40)	(17)	(20)

Net income as reported herein	$29	$241	$995

NAIC SAP does not allow for restatement of prior year amounts. Therefore, 2000 statutory amounts presented in this footnote are not comparable to statutory amounts presented for 2002 and 2001.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2002 and 2001, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

PERMITTED PRACTICE

For the year ended December 31, 2000, the CA DOI approved a permitted practice, effective May 5, 2000, allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, prior to the effective date of NAIC SAP, for its investment in PAM. Under this permitted practice, PAM was accounted for under the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for certain tax effects not recorded at PAM due to its limited liability company structure. As of January 1, 2001, this permitted practice became prescribed practice.

Prior to May 5, 2000, net cash distributions received on PAM’s interest in PIMCO L.P. were recorded as income, as permitted by the CA DOI.

DIVIDEND RESTRICTIONS

Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of unassigned surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the CA DOI. Based on this limitation, 2002 statutory results and NAIC SAP, Pacific Life could pay $144 million in dividends in 2003 without prior approval. No dividends were paid during 2002, 2001 and 2000.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	STATUTORY RESULTS (Continued)

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2002 statutory results, PL&A could pay $25 million in dividends in 2003 without prior approval. No dividends were paid during 2002, 2001 and 2000.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $298 million and $292 million as of December 31, 2002 and 2001, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $326 million as of December 31, 2002 and 2001. The contribution to income from the Closed Block amounted to $5 million, $5 million and $6 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2002, 2001 and 2000, respectively.

4.	ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting.

On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide’s assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Pacific Life recorded a nonmonetary exchange gain of $13 million, net of taxes, in connection with this exchange. Goodwill resulting from this transaction was $7 million. During 2002, Pacific Life’s common stock ownership in Scottish was reduced to 16.8% when Scottish issued additional shares to the public. The Company accounts for its investment in Scottish under the equity method of accounting.

On October 17, 2002, a transaction was closed whereby Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary, acquired a 45% interest in Waterstone Financial Group, Inc. (Waterstone), a broker-dealer located in Chicago, Illinois. The purchase price and goodwill resulting from this transaction, including capitalized acquisition costs, were $4.1 million and $3.9 million, respectively. The Company accounts for its investment in Waterstone under the equity method of accounting.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and change in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net Carrying Amount	Gross Unrealized		Estimated Fair Value
		Gains	Losses

	(In Millions)
As of December 31, 2002:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$260	$8		$268
Obligations of states and political subdivisions	790	182		972
Foreign governments	283	44	$8	319
Corporate securities	13,191	885	251	13,825
Mortgage-backed and asset-backed securities	5,244	290	176	5,358
Redeemable preferred stock	5			5

Total fixed maturity securities	$19,773	$1,409	$435	$20,747

Total equity securities	$155	$10	$3	$162

As of December 31, 2001:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$32	$2		$34
Obligations of states and political subdivisions	669	92		761
Foreign governments	292	27	$11	308
Corporate securities	10,985	377	194	11,168
Mortgage-backed and asset-backed securities	4,822	137	190	4,769
Redeemable preferred stock	8		1	7

Total fixed maturity securities	$16,808	$635	$396	$17,047

Total equity securities	$255	$20	$9	$266

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS (Continued)

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2002, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net Carrying Amount	Estimated Fair Value

	(In Millions)
Due in one year or less	$1,187	$1,203
Due after one year through five years	6,396	6,695
Due after five years through ten years	3,983	4,239
Due after ten years	2,963	3,252

	14,529	15,389
Mortgage-backed and asset-backed securities	5,244	5,358

Total	$19,773	$20,747

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Fixed maturity securities	$1,211	$1,118	$1,109
Equity securities	10	5	13
Mortgage loans	176	206	230
Real estate	34	64	61
Policy loans	203	202	182
Other	170	172	218

Gross investment income	1,804	1,767	1,813
Investment expense	126	139	130

Net investment income	$1,678	$1,628	$1,683

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS (Continued)

Net realized investment gain (loss), including changes in valuation allowances, is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)

Fixed maturity securities	$(218)	$(27)	$2
Equity securites	(42)	31	(13)
Mortgage loans	(3)		6
Real estate	5	9	(3)
Interest in PIMCO L.P. (Note 1)			1,082
Other investments	(16)	(27)	(77)

Total	$(274)	$(14)	$997

The change in estimated fair value on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)

Available for sale securities:
Fixed maturity	$735	$140	$477
Equity	(4)	5	(20)

Total	$731	$145	$457

Trading securities	$(18)	$(17)	$6

Gross gains of $23 million, $48 million and $125 million and gross losses of $52 million, $38 million and $44 million, which have been included in earnings as a result of sales of available for sale securities, were realized for the years ended December 31, 2002, 2001 and 2000, respectively. Realized losses on trading securities held as of December 31, 2002 and 2001, were $33 million and $15 million, respectively.

Gross losses above exclude write-downs recorded during 2002, 2001 and 2000 on available for sale securities for other than temporary impairment of $253 million, $65 million, and $106 million, respectively.

As of December 31, 2002 and 2001, investments in fixed maturity securities of $14 million and $13 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. The Company’s interest in PIMCO L.P. (Note 1) exceeds 10% of total stockholder’s equity as of December 31, 2002.

Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. As of December 31, 2002, approximately $1,038 million, $321 million, $222 million, $206 million and $190 million were located in California, Michigan, Arizona, Texas and Florida, respectively.

As of December 31, 2002, mortgage loans with a balance of $34 million were considered to be impaired. A valuation allowance of $4 million was established and no other adjustments to this allowance were made during the year. There were no impaired loans at December 31, 2001.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS (Continued)

Interest income recognized during the period in which mortgage loans were impaired totaled $1 million during 2002. No interest income was recognized on a cash basis during the period the loans were impaired.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2002 or 2001.

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2002		December 31, 2001
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

	(In Millions)
Assets:
Fixed maturity and equity securities (Note 5)	$20,909	$20,909	$17,313	$17,313
Trading securities	572	572	458	458
Mortgage loans	3,123	3,427	2,933	3,088
Policy loans	5,115	5,115	4,899	4,899
Interest in PIMCO L.P. (Note 1)	2,054	2,054	1,703	1,703
Derivative instruments (Note 7)	280	280	23	23
Cash and cash equivalents	581	581	510	510
Notes receivable from affiliates (Note 16)	106	106	88	88
Liabilities:
Guaranteed interest contracts	8,386	8,834	7,498	7,625
Deposit liabilities	483	505	482	495
Annuity liabilities	3,524	3,524	1,955	1,955
Short-term debt	325	325	275	275
Long-term debt	150	175	164	160
Derivative instruments (Note 7)	332	332	527	527

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2002 and 2001:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

NOTES RECEIVABLE FROM AFFILIATES

The carrying amount of notes receivable from affiliates is a reasonable estimate of their fair value because the interest rates are variable and based on current market rates.

GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

The estimated fair value of GICs is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

ANNUITY LIABILITIES

The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

SHORT-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

LONG-TERM DEBT

The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest rate on the debt is approximately the same as current market rates.

7.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration mismatch of assets and liabilities. The Company also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives.

The Company uses hedge accounting as allowed by SFAS No. 133 and SFAS No. 138, by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis and cumulative dollar offset. In certain cases, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

Fair Value Hedges

The Company primarily uses interest rate and foreign currency swaps and options to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in foreign currencies and the benchmark interest rate. For derivative instruments that are designated as fair value hedges, the change in value of the derivative instrument, as well as the change in fair value of the hedged item associated with the risk being hedged, is recorded in net realized investment gain (loss). Periodic net settlements on derivatives designated as fair value hedges are reflected on an accrual basis as an adjustment to net investment income or interest credited on universal life and investment-type products, based on the item being hedged. The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. Upon termination of the fair value hedging relationship, the accumulated cost basis adjustment is amortized into net investment income or interest credited to universal life or investment-type products over its remaining life or recognized immediately in connection with the disposal of the hedged item.

For the years ended December 31, 2002 and 2001, the ineffectiveness related to fair value hedges was approximately $3,000 and $203,000, net of tax, respectively, which is recorded in net realized investment gain (loss). No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

Cash Flow Hedges

The Company primarily uses interest rate and foreign currency swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered to be probable to occur and are generally completed within 180 days of the inception of the hedge. The Company has not discontinued any cash flow hedges of anticipated transactions. For derivative instruments that are designated as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in OCI and is recognized as an adjustment to net investment income or interest credited on universal life and investment-type products when the hedged item affects earnings.

The Company did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2002 and 2001. Over the next 12 months, the Company anticipates that $8 million of deferred losses on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2002, none of the Company’s hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

Derivatives Not Designated as Hedging Instruments

The Company enters into swap agreements, interest rate futures contracts, interest rate cap and floor agreements, and equity indexed futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company’s interest rate risk from rising or falling interest rates, equity risk and yield enhancement. The Company uses credit default and total return swaps to manage the credit exposure of the portfolio, equity risk embedded in certain liabilities and to take advantage of market opportunities. Net realized investment gain (loss) for the years ended December 31, 2002 and 2001, includes ($3) million and $18 million, respectively, related to realized gains and losses and changes in fair

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

value of derivative instruments not designated as hedges. Periodic net settlements on such derivatives are recorded as adjustments to net investment income or interest credited on universal life and investment-type products on an accrual basis, based upon the purpose of the derivative.

Embedded Derivatives

The Company may enter into contracts that are not derivative instruments, but contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the consolidated statements of financial condition at fair value, with changes in their fair value recorded in net realized investment gain (loss).

Derivative Instruments

The Company uses a variety of derivative financial instruments, including swaps, caps, floors, and exchange traded futures contracts.

Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index, market or security. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Foreign currency swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan’s assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. Default risk is absorbed by the ERISA Plan. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2002, the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $3.9 billion compared to $2.6 billion as of December 31, 2001. The notional amounts represent the value of the ERISA Plan’s assets only and are not a measure of the exposure to the Company.

Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition.

The Company offers a rider available on certain variable annuity contracts that guarantees net principle over a ten year holding period. The fair value of the liability for the rider as of December 31, 2002 is zero. The notional amount is included in the interest rate floors, caps, options and swaptions category in the tables that follow.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represents an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values as of December 31, 2002 and 2001 are as follows:

			Net Assets (Liabilities)
	Notional or Contract Amounts		Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
	2002	2001	2002	2002	2001	2001

	(In Millions)
Interest rate swap contracts	$5,300	$3,511	$(500)	$(500)	$(144)	$(144)
Credit default and total return swaps	1,430	2,435	(89)	(89)	(105)	(105)
Foreign currency swaps	4,223	3,310	526	526	(281)	(281)
Synthetic GICs	3,894	2,599
Interest rate floors, caps, options and swaptions	1,289	869	11	11	26	26
Financial futures contracts	134	97

Total	$16,270	$12,821	$(52)	$(52)	$(504)	$(504)

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

A reconciliation of the notional or contract amounts is as follows:

	Balance Beginning of Year	Acquisitions and Other Additions	Terminations and Maturities	Balance End of Year

	(In Millions)
December 31, 2002:

Interest rate swap contracts	$3,511	$3,128	$1,339	$5,300
Credit default and total return swaps	2,435	262	1,267	1,430
Foreign currency swaps	3,310	1,621	708	4,223
Synthetic GICs	2,599	1,736	441	3,894
Interest rate floors, caps, options and swaptions	869	1,201	781	1,289
Financial futures contracts	97	3,051	3,014	134

Total	$12,821	$10,999	$7,550	$16,270

December 31, 2001:

Interest rate swap contracts	$2,648	$1,099	$236	$3,511
Credit default and total return swaps	3,896	314	1,775	2,435
Foreign currency swaps	2,488	1,439	617	3,310
Synthetic GICs	1,695	1,046	142	2,599
Interest rate floors, caps, options and swaptions	745	143	19	869
Financial futures contracts	58	3,398	3,359	97

Total	$11,530	$7,439	$6,148	$12,821

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.	UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

The detail of universal life and investment-type product liabilities is as follows:

	December 31,
	2002	2001

	(In Millions)
Universal life	$13,089	$12,278
Investment-type products	12,628	9,518

	$25,717	$21,796

The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Policy fees:
Universal life	$605	$582	$541
Investment-type products	252	239	228

Total policy fees	$857	$821	$769

Interest credited:
Universal life	$524	$500	$467
Investment-type products	551	529	530

Total interest credited	$1,075	$1,029	$997

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.	LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

	Years Ended December 31,
	2002	2001

	(In Millions)
Balance at January 1	$159	$130

Incurred related to:
Current year	753	569
Prior years	(22)	(12)

Total incurred	731	557

Paid related to:
Current year	614	448
Prior years	106	80

Total paid	720	528

Net balance at December 31	170	159
Plus reinsurance recoverables	2

Balance at December 31	$172	$159

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $22 million and $12 million for the years ended December 31, 2002 and 2001, respectively.

10.	SHORT-TERM AND LONG-TERM DEBT

Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2002 and 2001. As of December 31, 2002 and 2001, Pacific Life had a revolving credit facility of $400 million and $350 million, respectively. There was no debt outstanding under the revolving credit facility as of December 31, 2002 and 2001.

PAM had bank borrowings outstanding of $325 million and $275 million as of December 31, 2002 and 2001, respectively. The interest rate ranged from 1.5% to 1.6% as of December 31, 2002 and was 2.3% as of December 31, 2001. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM, as of December 31, 2002 and 2001, was $325 million and $275 million, respectively.

As of December 31, 2001, Grayhawk Golf Holdings, LLC (Grayhawk), a majority owned subsidiary, had a note payable with a maturity date of May 22, 2008. The note had a fixed rate of interest of 7.6%. The note payable was held 50% by Pacific Life and 50% by a third party. The outstanding balance to the third party as of December 31, 2001 was $14 million. During 2002, Grayhawk refinanced the note payable 100% with Pacific Life. Since the note payable is owned 100% by Pacific Life, it is eliminated on a consolidated company basis.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.	SHORT-TERM AND LONG-TERM DEBT (Continued)

Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2002, 2001 and 2000 and is included in net investment income.

11.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Current	$(104)	$(5)	$34
Deferred	(8)	60	424

Provision for income taxes (benefit) on income before cumulative adjustments due to changes in accounting principles	(112)	55	458
Deferred income tax provision on cumulative adjustments due to changes in accounting principles		(4)

Total	$(112)	$51	$458

The sources of the Company’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Deferred policy acquisition costs	$119	$99	$57
Duration hedging	(1)		3
Nonmonetary exchange of PIMCO L.P. units (Note 1)	(8)		447
Partnership income	(20)	(26)	3
Policyholder reserves	(29)	7	19
Investment valuation	(34)	(7)	(19)
Low income housing tax credit carryover	(43)	(31)
Other	8	14	(4)

Deferred taxes from operations	(8)	56	506
Release of deferred taxes in connection with nonmonetary exchange of PIMCO L.P. units (Note 1)			(82)

Provision for deferred taxes	$(8)	$56	$424

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.	INCOME TAXES (Continued)

In connection with the nonmonetary exchange of partnership units at PIMCO L.P. (Note 1), certain nonoperating deferred taxes previously established were released during the year ended December 31, 2000.

A reconciliation of the provision for income taxes (benefit) based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Provision for income taxes (benefit) at the statutory rate	$(29)	$106	$509
State income taxes	3	4	25
Nontaxable investment income	(9)	(6)	(6)
Low income housing and foreign tax credits	(32)	(28)	(22)
Amounts related to prior periods	(39)	(26)	(12)
Book to tax basis difference on nonmonetary exchange of PIMCO L.P. units (Note 1)			(35)
Other	(6)	5	(1)

Provision for income taxes (benefit) on income before cumulative adjustments due to changes in accounting principles	(112)	55	458
Deferred income tax provision on cumulative adjustments due to changes in accounting principles		(4)

Total	$(112)	$51	$458

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.	INCOME TAXES (Continued)

The net deferred tax liability, included in other liabilities as of December 31, 2002 and 2001, is comprised of the following tax effected temporary differences:

	December 31,
	2002	2001

	(In Millions)
Deferred tax assets
Policyholder reserves	$206	$177
Investment valuation	133	99
Low income housing tax credit carryover	74	31
Partnership income	30	10
Deferred compensation	29	40
Postretirement benefits	21	6
Duration hedging	19	18
Dividends	7	7
Other	2	5

Total deferred tax assets	521	393

Deferred tax liabilities
Nonmonetary exchange of PIMCO L.P. units (Note 1)	(421)	(429)
Deferred policy acquisition costs	(319)	(200)
Depreciation	(11)	(2)

Total deferred tax liabilities	(751)	(631)

Net deferred tax liability from operations	(230)	(238)
Deferred taxes on other comprehensive income	(439)	(159)

Net deferred tax liability	$(669)	$(397)

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.	COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder’s equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Gross Holding Gain:
Holding gain on securities available for sale	$478	$141	$440
Holding loss on derivatives	(143)	(25)	(66)
Income tax expense	(116)	(41)	(133)
Reclassification adjustment:
Realized loss on sale of securities available for sale	242	9	13
Realized loss on derivatives	6	71
Provision for income tax benefit	(87)	(28)	(4)
Allocation of holding (gain) loss to deferred policy acquisition costs	(85)	2	(27)
Provision for income (taxes) benefit	30	(1)	9

Net unrealized gain on securities available for sale	325	128	232
Minimum pension liability adjustment	(44)
Unrealized gain on interest in PIMCO L.P. (Note 1)	225	111	77

Total	$506	$239	$309

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.	REINSURANCE

The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

	December 31,
	2002	2001

	(In Millions)
Universal life deposits	$(91)	$(79)
Future policy benefits	169	155
Paid claims	37	17
Unpaid claims	12	34
Other	29	17

Net reinsurance recoverable	$156	$144

As of December 31, 2002, 85% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurers. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Direct premiums	$1,181	$923	$647
Ceded reinsurance	(137)	(129)	(109)
Assumed reinsurance	14	18	14

Insurance premiums	$1,058	$812	$552

Revenues and benefits are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Ceded reinsurance netted against policy fees	$78	$85	$74
Ceded reinsurance netted against net investment income	277	266	244
Ceded reinsurance netted against interest credited	219	210	161
Ceded reinsurance netted against policy benefits	122	115	110
Assumed reinsurance included in policy benefits	6	11	12

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION

The Company has five operating segments: Life Insurance, Institutional Products, Annuities & Mutual Funds, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO L.P. transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, its activities are included in Corporate and Other. PIMCO L.P. offers a diversified range of investment products through separately managed accounts and institutional, retail and offshore mutual funds.

The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable and fixed annuities to individuals and small businesses through National Association of Securities Dealers (NASD) firms, regional and national wirehouses, and financial institutions. During 2001, Annuities & Mutual Funds began distribution of the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

The Broker-Dealers segment includes NASD registered firms that provide securities and insurance brokerage services and investment advisory services. Pacific Life’s direct wholly owned broker-dealer subsidiary, Pacific Select Distributors, Inc. (PSD), primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and annuity contracts issued by Pacific Life.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of World-Wide (Note 4) for the years 2001 and 2000. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life’s variable life and annuity products.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes (benefit) is allocated based on each segment’s actual tax provision. Corporate and Other maintains a corporate pool of investments that supports the equity of the Company. The other operating segments are allocated equity based on formulas determined by management. The operating segments may elect to receive an equity related or fixed return on the results of their participation in the corporate pool of investments backing their allocated equity.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION (Continued)

The Company generates substantially all of its revenues and net income from customers located in the United States. Additionally, substantially all of the Company’s assets are located in the United States.

Depreciation expense and capital expenditures are not material and have not been reported herein. The Company’s significant noncash item disclosed herein is interest credited to universal life and investment-type products.

The following is segment information as of and for the year ended December 31, 2002:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Policy fees	$604	$3	$250				$857
Insurance premiums	(74)	191		$941			1,058
Net investment income	668	801	120	26		$63	1,678
Net realized investment loss	(83)	(74)	(12)			(105)	(274)
Commission revenue			1		$546	(385)	162
Other income	26	9	101	2	42	35	215

Total revenues	1,141	930	460	969	588	(392)	3,696

BENEFITS AND EXPENSES
Policy benefits	240	428	69	723			1,460
Interest credited	530	451	94				1,075
Commission expenses	116	7	222	66	534	(385)	560
Operating expenses	165	15	160	132	53	159	684

Total benefits and expenses	1,051	901	545	921	587	(226)	3,779

Income (loss) before provision for income taxes (benefit)	90	29	(85)	48	1	(166)	(83)
Provision for income taxes (benefit)	11	(3)	(34)	17		(103)	(112)

Net income (loss)	$79	$32	$(51)	$31	$1	$(63)	$29

Total assets	$18,930	$15,727	$18,437	$497	$92	$2,539	$56,222
Deferred policy acquisition costs	$1,007	$73	$1,181				$2,261
Separate account assets	$3,296	$1,935	$14,010				$19,241
Policyholder and contract liabilities	$14,170	$12,631	$3,467	$224			$30,492
Separate account liabilities	$3,296	$1,935	$14,010				$19,241

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION (Continued)

The following is segment information as of and for the year ended December 31, 2001:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Policy fees	$582	$2	$237				$821
Insurance premiums	(59)	113		$723		$35	812
Net investment income	645	831	67	19	$1	65	1,628
Net realized investment gain (loss)		5		2		(21)	(14)
Commission revenue					580	(399)	181
Other income	28	10	99	2	40	46	225

Total revenues	1,196	961	403	746	621	(274)	3,653

BENEFITS AND EXPENSES
Policy benefits	205	351	27	557		23	1,163
Interest credited	506	456	67				1,029
Commission expenses	149	3	149	50	567	(394)	524
Operating expenses	172	20	148	113	49	132	634

Total benefits and expenses	1,032	830	391	720	616	(239)	3,350

Income (loss) before provision for income taxes (benefit)	164	131	12	26	5	(35)	303
Provision for income taxes (benefit)	38	34	(2)	7	2	(24)	55

Income (loss) before cumulative adjustments due to changes in accounting principles	126	97	14	19	3	(11)	248
Cumulative adjustments due to changes in accounting principles, net of taxes	(3)	(8)	(1)	1		4	(7)

Net income (loss)	$123	$89	$13	$20	$3	$(7)	$241

Total assets	$18,216	$16,633	$17,920	$431	$82	$2,397	$55,679
Deferred policy acquisition costs	$923	$75	$1,115				$2,113
Separate account assets	$3,615	$4,461	$15,382				$23,458
Policyholder and contract liabilities	$13,325	$10,965	$1,874	$212			$26,376
Separate account liabilities	$3,615	$4,461	$15,382				$23,458

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION (Continued)

The following is segment information for the year ended December 31, 2000, except for the Investment Management segment, which is for the period ended May 4, 2000:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Investment Management	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Policy fees	$541	$3	$225					$769
Insurance premiums	(49)	64	2	$511			$24	552
Net investment income	609	838	58	29	$49	$1	99	1,683
Net realized investment gain (loss)	(22)	(40)	(4)	(7)	10		1,060	997
Commission revenue						687	(417)	270
Other income	32	8	97	4	6	23	39	209

Total revenues	1,111	873	378	537	65	711	805	4,480

BENEFITS AND EXPENSES
Policy benefits	190	298	6	385				879
Interest credited	474	458	53				12	997
Commission expenses	161	2	135	36		650	(408)	576
Operating expenses	159	20	126	93	27	47	103	575

Total benefits and expenses	984	778	320	514	27	697	(293)	3,027

Income before provision for income taxes	127	95	58	23	38	14	1,098	1,453
Provision for income taxes	29	18	21	6	8	6	370	458

Net income	$98	$77	$37	$17	$30	$8	$728	$995

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees’ existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2002 and 2001, the projected benefit obligation was $75 million and $28 million, respectively. During 2002, amounts transferred to the SERPs from another compensation plan, including related plan amendments, totaled $43 million. The fair value of plan assets as of December 31, 2002 and 2001 was zero. The net periodic benefit cost of the SERPs was $6 million, $5 million and $3 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Service cost – benefits earned during the year	$15	$14	$7
Interest cost on projected benefit obligation	16	14	15
Expected return on plan assets	(14)	(16)	(17)
Amortization of net obligations and prior service cost	1		(4)

Net periodic pension expense	$18	$12	$1

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS (Continued)

The following tables set forth the changes in projected benefit obligation and plan assets and funded status reconciliation:

	December 31,
	2002	2001

	(In Millions)
Change in Projected Benefit Obligation:

Projected benefit obligation, beginning of year	$208	$198
Service cost	15	14
Interest cost	16	14
Plan expense		(1)
Transfer of liabilities and plan amendments	43
Actuarial loss	13	3
Benefits paid	(16)	(20)

Projected benefit obligation, end of year	$279	$208

Change in Plan Assets:

Fair value of plan assets, beginning of year	$181	$197
Actual return on plan assets	(26)	(13)
Employer contributions	36	18
Plan expense		(1)
Benefits paid	(16)	(20)

Fair value of plan assets, end of year	$175	$181

Funded Status Reconciliation:

Funded status	$(104)	$(27)
Unrecognized transition asset	4	4
Unrecognized prior service cost	7
Unrecognized actuarial loss	69	17

Accrued benefit liability	$(24)	$(6)

Amounts recognized in the consolidated statement of financial condition consist of:

Prepaid benefit cost		$18
Accrued benefit liability	$(103)	(28)
Intangible asset	11	4
Accumulated other comprehensive income	68

Net amount recognized	$(24)	$(6)

Other comprehensive income attributable to change in additional minimum pension liability	$68

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS (Continued)

In determining the actuarial present value of the projected benefit obligation as of December 31, 2002 and 2001, the weighted average discount rate used was 6.75% and 7.0%, respectively, and the rate of increase in future compensation levels was 4.0% and 4.5%, respectively. The expected long-term rate of return on plan assets was 8.0% and 8.5% in 2002 and 2001, respectively.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for the years ended December 31, 2002, 2001 and 2000 is $1 million. As of December 31, 2002 and 2001, the accumulated benefit obligation is $19 million. The fair value of the plan assets as of December 31, 2002 and 2001 is zero. The amount of accrued benefit cost included in other liabilities is $23 million and $24 million as of December 31, 2002 and 2001, respectively.

The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 13.0% and 9.0% for 2002 and 2001, respectively, and is assumed to decrease gradually to 5.0% in 2008 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 13.0% and 8.0% for 2002 and 2001, respectively, and is assumed to decrease gradually to 5.0% and 4.5%, respectively, for 2005 and thereafter.

The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2002 would be increased by 6.9%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 6.4%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2002 would be decreased by 5.6%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 5.1%.

The discount rate used in determining the accumulated postretirement benefit obligation is 6.75% and 7.0% for 2002 and 2001, respectively.

OTHER PLANS

Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. Pacific Life’s RISP matches 75% of each employee’s contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $10 million, $9 million and $8 million for the years ended December 31, 2002, 2001 and 2000, respectively, and are included in operating expenses.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS (Continued)

The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the promissory note due Pacific LifeCorp. Interest and principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999. This loan was repaid in 2002.

On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan.

Amounts loaned to the ESOP by Pacific Life are included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

16.	TRANSACTIONS WITH AFFILIATES

Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life and variable annuity contractholders, and the Pacific Funds (Note 14). Pacific Life charges advisory and other fees based primarily upon the net asset value of the underlying portfolios. These charges amounted to $120 million, $118 million and $115 million for the years ended December 31, 2002, 2001 and 2000, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Funds and other affiliates based on an allocation of actual costs. Fees amounted to $3,747,000, $981,000 and $698,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

Included in insurance premiums are amounts ceded to Scottish Re (U.S.), Inc. and World-Wide Reassurance Company Limited, subsidiaries of Scottish (Note 4), of $3 million for the year ended December 31, 2002.

PAM has an agreement to loan Pacific LifeCorp up to $350 million at variable rates. The outstanding balance as of December 31, 2002 and 2001 was $76 million and $70 million, respectively. The interest rate as of December 31, 2002 and 2001 was 1.7% and 2.2%, respectively.

During 2001, PAM entered into an agreement to loan ACG, up to $100 million at variable rates. The outstanding balance as of December 31, 2002 and 2001 was $12 million and $18 million, respectively. The interest rate as of December 31, 2002 and 2001 was 3.4% and 4.1%, respectively.

During 2002, PAM entered into an agreement to loan Pacific Asset Funding, LLC, a wholly owned subsidiary of Pacific LifeCorp, up to $25 million at variable rates. The outstanding balance as of December 31, 2002 was $19 million. The interest rate as of December 31, 2002 was 1.6%.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.	TERMINATION AND NONCOMPETITION AGREEMENTS

The Company had termination and noncompetition agreements with certain former key employees of PAM’s subsidiaries. In connection with the closing of the PIMCO L.P. transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO L.P. units and other noncompete payments. For the year ended December 31, 2000, $14 million is included in operating expenses related to these agreements.

18.	COMMITMENTS AND CONTINGENCIES

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

Years Ending December 31:

2003	$291

2004 through 2007	301

2008 and thereafter	24

Total	$616

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $16 million, $15 million and $14 million for the years ended December 31, 2002, 2001 and 2000, respectively. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:

2003	$17

2004 through 2007	52

2008 and thereafter	24

Total	$93

In December 2002, Pacific Life entered into a participation agreement with a third party lender to share in the liquidity commitment for outstanding borrowings of a credit facility of an affiliate for amounts in excess of $500 million. As of December 31, 2002, Pacific Life’s share of the liquidity facility was $45 million. This agreement terminates upon the payoff of the credit facility, which is anticipated in 2003.

Pacific Life and PAM have entered into an operating agreement in which Pacific Life at all times will be the managing member of PAM and Pacific Life will cause PAM to maintain certain financial ratios. Pacific Life’s support is limited to a maximum of $350 million over any period of 12 consecutive months. This agreement will remain in effect as long as PAM has outstanding borrowings with various lenders. Additionally, in connection with the operations of the Company’s broker-dealer subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.